UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DECKERS OUTDOOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DECKERS
BRANDS

2019 PROXY STATEMENT

NOTICE OF ANNUAL STOCKHOLDERS MEETING

UGG® KOOLABURRA BY UGG® HOKA ONE ONE Teva® sanuk®

2019 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider when making voting decisions. You should read this Proxy Statement carefully and completely before voting.

ANNUAL MEETING OF STOCKHOLDERS

DATE	September 13, 2019
TIME	1:00 p.m. Pacific Time
VIRTUAL MEETING
The 2019 Annual Meeting of Stockholders, or Annual Meeting, will be held virtually via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/DECK2019.

To access the Annual Meeting, you will need a 16-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

RECORD DATE	July 17, 2019

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER	MATTER	BOARD VOTING RECOMMENDATION	PAGE REFERENCE

1	Election of nine directors	"FOR" EACH DIRECTOR NOMINEE	7
2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2020	"FOR"	70
3	Approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as described in the Proxy Statement	"FOR"	72
We may also consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

HOW TO VOTE

Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder at the close of business on July 17, 2019. Please refer to the section of this Proxy Statement titled "Questions and Answers about the 2019 Annual Meeting of Stockholders and Voting" for additional information on how to attend the virtual Annual Meeting and vote your shares.

i

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The following table provides summary information about each director nominee.

					Board Committees
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Boards	A	C	CG

John M. Gibbons Private Investor, Entrepreneur and Chairman of our Board of Directors	70	2000	YES	None
Nelson C. Chan Private Investor, Entrepreneur and Corporate Director	58	2014	YES	3	●
Cynthia (Cindy) L. Davis Corporate Director	57	2018	YES	2	●
Michael F. Devine, III Corporate Director	60	2011	YES	2	ª	●
Dave Powers Chief Executive Officer and President	53	2016	NO	None
James Quinn Corporate Director	67	2011	YES	None			ª
Lauri M. Shanahan Corporate Director	56	2011	YES	2		ª
Brian A. Spaly Private Investor, Entrepreneur and Corporate Director	42	2018	YES	None			●
Bonita C. Stewart Vice-President, Global Partnerships at Google, Inc.	62	2014	YES	1		●	●

ª	Committee Chair

A:	Audit Committee

C:	Compensation Committee

CG:	Corporate Governance Committee

•
In fiscal year 2019, no director nominee attended fewer than 75% of the meetings of our Board of Directors, which we sometimes refer to as our Board, or meetings of any Board committee on which he or she served.

•
Each director nominee is elected annually by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.

•	Our Board of Directors recommends that you vote "FOR" each of the director nominees named in Proposal No. 1.

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•	As a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2020.

•
Ratification of the selection requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

•	Our Board of Directors recommends that you vote "FOR" Proposal No. 2.

PROPOSAL NO. 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

•
We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as our NEOs, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis."

•
Advisory approval of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

•
Our Board of Directors recommends that you vote "FOR" Proposal No. 3 because it believes our compensation program reflects our strong "pay-for-performance" philosophy and is effectively designed to encourage achievement of our business and strategic objectives as discussed in greater detail below.

OUR BUSINESS AND STRATEGIC OBJECTIVES

Over the past few years we have executed a strategic transformation of our business in order to improve the overall distribution of our brands and achieve efficiencies within our expense structure, thereby creating an increased level of profitability, which has provided us with enhanced opportunities to invest in key areas of growth. Our strategic framework continues to include efforts to:

•	Transform our organization to meet the challenges of a changing global marketplace.

•	Focus investments in identified growth opportunities within our brand portfolio, as well as technology and analytical tools designed to support our evolving business.

•	Deliver top-tier operating profit margins and return on invested capital for stockholders, and continue to drive stockholder returns.
We remain committed to delivering stockholder value through the continued execution of our strategies.

OUR COMPENSATION PROGRAM OBJECTIVES

The overarching objectives of our executive compensation program are to (i) attract and retain high quality talent; (ii) align interests of executives with stockholders; (iii) provide a significant portion of total compensation through variable, performance-based components; and (iv) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives. In doing so, we routinely consider appropriate changes to our program to reflect our strategic direction and the evolving needs of our business. In addition, to ensure we have the talent necessary to achieve our strategic objectives, the Compensation Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace. Our program also incorporates feedback from our stockholders, as detailed below under the section of this Proxy Statement titled "Stockholder Feedback on Executive Compensation."
Consistent with our strategic objectives for the year, when designing our executive compensation program for fiscal year 2019, the Committee focused on continuing to build and retain our executive team, while providing them with incentives to focus on our key strategic objectives including increased revenue, enhanced profitability, improved operating margins and the creation of long-term value for stockholders. These and other strategic considerations are clearly reflected in the design of our program, which demonstrates strong "pay-for-performance" alignment. Please see the section of this Proxy Statement titled “Compensation Discussion and Analysis” for additional information.

KEY CORPORATE GOVERNANCE CHANGES

In furtherance of our strategic objectives, we experienced a number of key changes to our Board and management team during fiscal year 2019. including the following:

•	In April 2018, John G. Perenchio resigned as a member of our Board, after serving as a director for 12 years.

•	In June 2018, Karyn O. Barsa resigned as a member of our Board, after serving as a director for 10 years, and Cindy L. Davis and Brian A. Spaly were appointed as members of our Board.

•	In June 2018, we appointed Steven J. Fasching as Chief Financial Officer, effective July 2018.

•	In July 2018, Thomas A. George stepped down as Chief Financial Officer, after serving as an Executive Officer for over nine years.

At the Annual Meeting, stockholders are being asked to elect nine directors to serve until the next annual meeting of stockholders to be held in 2020. If all nominees are elected, our Board will consist of nine members, and eight out of nine members of our Board, and all members of each of its standing committees, will continue to be “independent directors” under applicable Securities and Exchange Commission, or SEC, and New York Stock Exchange, or NYSE, rules and regulations.

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

We are pleased to invite you to attend the 2019 Annual Meeting of Stockholders of Deckers Outdoor Corporation, or our Company, to be held on Friday, September 13, 2019, beginning at 1:00 p.m. Pacific Time.

Proposals to be Voted Upon:

1	Election of Directors. Elect nine directors to serve until the annual meeting of stockholders to be held in 2020, or until their successors are duly elected and qualified.
2
Ratification of Selection of Accounting Firm. Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2019, which covers the period from April 1, 2019 to March 31, 2020.

3
Advisory Vote on Executive Compensation. Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis."

Other Business. Consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof.
Virtual Annual Meeting:
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings to our stockholders and our Company. SImilar to the last couple years, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live webcast. We believe hosting a virtual annual meeting will continue to encourage increased stockholder attendance and participation while also reducing the cost of holding the Annual Meeting for our Company and the cost of attending the Annual Meeting for our stockholders. A virtual meeting allows our stockholders around the world to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DECK2019. You will also be able to vote your shares electronically at the Annual Meeting.

Record Date:
Our Board of Directors has fixed the close of business on July 17, 2019 as the record date for determining which stockholders are entitled to notice of and to vote virtually or by proxy at the Annual Meeting, or at any postponements or adjournments thereof.
Board Recommendations:
Our Board of Directors recommends that you vote "FOR" each of the director nominees named in Proposal No. 1 and "FOR" Proposal Nos. 2 and 3.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Your vote is very important.
Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of this Proxy Statement titled "Questions and Answers about the 2019 Annual Meeting of Stockholders and Voting," or, if you requested to receive printed proxy materials, your enclosed proxy card.

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: July 26, 2019

v

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: September 13, 2019

PROXY STATEMENT

GENERAL INFORMATION
The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation, which we sometimes refer to as our Company, for use at our 2019 Annual Meeting of Stockholders, or the Annual Meeting, to be held virtually via a live webcast on Friday, September 13, 2019 at 1:00 p.m. Pacific Time, or at any postponements or adjournments thereof. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DECK2019, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled "Whom should I contact with other questions?" below.
Q:    When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on Friday, September 13, 2019, beginning at 1:00 p.m. Pacific Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/DECK2019. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the question titled "How can I vote my shares?" for information on obtaining your 16-digit control number.

Q:    Why did I receive these proxy materials?

A:     We are providing this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the virtual Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:     Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC's "notice and access" rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about July 26, 2019, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, or the Annual Report, for the fiscal year ended March 31, 2019, or fiscal year 2019, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.

Q:    What is the purpose of complying with the "notice and access" rules?

A:     We believe compliance with the SEC's "notice and access" rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Q:    Who can vote at the Annual Meeting?

A:    Only our stockholders at the close of business on July 17, 2019, or the Record Date, will be entitled to attend and vote at the Annual Meeting. On the Record Date, there were 28,965,657 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Annual Meeting.

•
Holders of Record - If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a "holder of record." As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Thomas Garcia and Steven J. Fasching, the designated proxyholders, are members of our management.

•
Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the "beneficial owner" of shares held in "street name" and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid "legal proxy" or obtain a 16-digit control number from your nominee. Please contact your nominee directly for additional information.

Q:    What is the quorum requirement for the Annual Meeting?

A:     The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority of the voting power of all the shares of our common stock entitled to be voted at the Annual Meeting, will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:    What proposals am I being asked to vote upon at the Annual Meeting?

A:     The proposals to be voted on at the Annual Meeting, and our Board's recommendation with respect to each proposal, are as follows:

PROPOSAL	DESCRIPTION	BOARD VOTING RECOMMENDATION

Proposal No. 1: Election of Directors	Elect nine director nominees to serve until the annual meeting of stockholders to be held in 2020, or until their successors are duly elected and qualified	"FOR" EACH DIRECTOR NOMINEE
Proposal No. 2: Ratification of Selection of Accounting Firm	Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2020	"FOR"
Proposal No. 3: Advisory Vote on Executive Compensation	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis"	"FOR"

Q:    What are the voting requirements to approve the proposals, and what happens if I do not vote?

A:     The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS(2)	EFFECT OF BROKER NON-VOTES(3)

Proposal No. 1: Election of Directors
Each director nominee in an uncontested election(1) will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present).

A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed 50% of the total votes cast in the election of directors.

A "WITHHOLD" vote with respect to a director nominee will not count as a vote cast for that nominee, will not be included in the total number of votes cast, and thus will have no effect on the outcome of the vote on this proposal.
Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Ratification of Selection of Accounting Firm
Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).

		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.
Proposal No. 3: Advisory Vote on Executive Compensation
Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).

		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Broker non-votes will not count as shares present and entitled to vote on this proposal and will have no effect on the outcome of the vote on this proposal.

(1)
An "uncontested election" is an election in which the number of director nominees is not greater than the number of directors to be elected. A "contested election" is an election in which the number of director nominees nominated by (i) our Board of Directors, (ii) any stockholder, or (iii) a combination of our Board of Directors and any stockholder, exceeds the number of directors to be elected. In a contested election, directors will be elected by a plurality of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.

(2)
You may vote to "WITHHOLD" authority for one or more director nominees and may "ABSTAIN" from voting on one or more of the other proposals described in this Proxy Statement. Shares for which authority is withheld or that a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

(3)
Pursuant to applicable NYSE rules, if you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal Nos. 1 and 3), it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Q:	What happens if a director nominee fails to receive a majority vote in an uncontested election at the Annual Meeting?

A:    Each incumbent director standing for reelection at the Annual Meeting has tendered an irrevocable letter of resignation, effective upon such incumbent director not receiving a majority vote at the Annual Meeting and acceptance of such resignation by our Board. Our Board must accept or reject such resignation within 90 days following certification of the stockholder vote in accordance with the procedures established by our bylaws. If a director’s resignation offer is not accepted by our Board, that director will continue to serve until our annual meeting of stockholders to be held in 2020 and his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on our Board. Our Board, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to our bylaws or decrease the size of our Board to eliminate the vacancy. All director nominees are incumbent directors standing for reelection at the Annual Meeting.

Q:    Could other matters be decided at the Annual Meeting?

A:     As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

Q:    How can I vote my shares?

A:    Your shares can be voted as follows:

•
Holders of Record - Holders of record can vote by proxy or by attending the virtual Annual Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone or by mail as described below. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure that your vote is counted.

To vote at the Annual Meeting virtually by live webcast you must visit the following website: www.virtualshareholdermeeting.com/DECK2019. You will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). The method you use to vote by proxy will not limit your right to attend the Annual Meeting or vote at the Annual Meeting virtually. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by Internet, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 12, 2019 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 12, 2019 by calling 1-800-690-6903 and following the instructions.

To vote by mail, follow the instructions provided on your proxy card. Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on September 12, 2019. This option is only available if you requested to receive printed proxy materials.

•
Beneficial Owners - If you are the beneficial owner of your shares, you should have received the Notice or a proxy card (if you requested to receive printed proxy materials) with this Proxy Statement from your nominee rather than from us. Simply (i) use the 16-digit control number to vote on the Internet before the Annual Meeting or virtually at the Annual Meeting, or (ii) if you requested to receive printed proxy materials, vote by following the instructions provided on the proxy card you received from your nominee. Your 16-digit control number may be included in the voting instructions form that accompanied the proxy materials. If your nominee did not provide you with a 16-digit control number , you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, on which you will need to select the stockholder communications mailbox link through to the Annual Meeting, which will then automatically populate your 16-digit control number in the virtual Annual Meeting interface. To vote virtually at the Annual Meeting, you must first obtain a valid "legal proxy" from your nominee. Follow the instructions from your nominee to request a "legal proxy."

Q:    What can I do if I change my mind after I vote my shares?

A:     You may change your vote at any time before the polls are closed at the Annual Meeting.

•
Holders of Record - If you are a holder of record, you may change your vote by (i) providing written notice of revocation to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the virtual Annual Meeting and voting electronically via live webcast. However, simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

•
Beneficial Owners - If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the virtual Annual meeting and voting via live webcast, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board of Directors as described above.

Q:    Who is paying for the cost of this proxy solicitation?

A:     The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, our directors, officers and employees may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of proxies is approximately $65,000.

Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:    We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who are beneficial owners of shares held in street name may contact their bank, broker, dealer or other nominee to request information about householding.

Q:    Where can I find the voting results of the Annual Meeting?

A:    We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q:      Where else can I find these proxy materials?

A:      This Proxy Statement and the Annual Report are available at www.deckers.com/investors.  Other information contained on or accessed through our website does not constitute part of this Proxy Statement. You should not consider other information contained on or accessed through our website in deciding how to vote your shares.  References to our website address in this Proxy Statement are inactive textual references only.

Q:    Whom should I contact with other questions?

A:    If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Director nominees by the numbers
(based upon 9 members)
BOARD TENURE AND DIVERSITY

DIRECTOR INDEPENDENCE

Overview
Our bylaws provide for the annual election of directors, and also provide that our Board will consist of not less than one nor more than ten members. The specific number of directors within this range is established by our Board, and will be fixed at nine immediately following the Annual Meeting.
At the Annual Meeting, our stockholders will be asked to elect nine directors to serve until the next annual meeting of stockholders to be held in 2020, or until their successors are duly elected and qualified. The names and certain information concerning the persons nominated by our Board to stand for election as directors at the Annual Meeting are set forth in the section of this Proxy Statement titled “Director Nominees” below.

If all director nominees are elected, then, immediately following the Annual Meeting, our Board will consist of nine members, and eight out of nine members of our Board, and all members of each of its standing committees, will continue to be “independent directors” under applicable SEC and NYSE rules.

Agreements and Relationships with Directors
No arrangement or understanding exists between any of our directors, director nominees or executive officers and any other person pursuant to which any of them were selected as our director, director nominee or executive officer.
There are no family relationships among any of our directors, director nominees or executive officers. There are no legal proceedings related to any of our directors, director nominees or executive officers which are required to be disclosed pursuant to applicable SEC rules.
Director Nominations
The Corporate Governance Committee is responsible for identifying and evaluating nominees for election to our Board. In addition to the candidates proposed by our Board or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Stockholder nominations that meet the criteria outlined below will receive the same consideration as nominations made by the Corporate Governance Committee.
Director Qualifications
Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. Our Board believes there are both general requirements for eligibility to serve as a member of our Board that are applicable to all directors, and other specialized characteristics that should be represented on our Board as a whole, but not necessarily by each director.
Qualifications for All Directors
Essential criteria for all director candidates considered by the Corporate Governance Committee include the following:

•	Personal and professional integrity

•	Good business judgment

•	Relevant experience and skills

•	Ability to effectively serve the long-term interests of our stockholders

•	Commitment to devoting sufficient time and energy to diligently performing duties as a director
Board Diversity
The Corporate Governance Committee considers many factors when identifying director nominees, including diversity with respect to personal characteristics (including race and gender), as well as diversity in the experience and skills that contribute to our Board's performance of its responsibilities in the oversight of our business. However, the Committee has not adopted a formal policy with respect to the consideration of diversity.
Additionally, because we have three female board members, we are in full compliance with California Senate Bill 826, which requires publicly held corporations with principal executive offices in California to meet certain gender diversity requirements.

Specific Qualifications and Skills Represented on our Board
The Corporate Governance Committee believes the competencies we seek in our directors should support our strategies for long-term success. Below we identify the key qualifications and skills our directors collectively bring to our Board that we believe are important in light of our business and strategic objectives. The particular qualifications and skills that our Board considered in nominating each individual director nominee are included in the directors’ individual biographies below, and are also summarized in a chart following the biographical section.

DIRECTOR NOMINEES

Our Board of Directors has nominated the following nine directors for election at the Annual Meeting. Important summary information about the director nominees is set forth in the table below. Following the table is certain biographical information about each director nominee, as well as selected information about the specific qualifications, attributes, skills and experience that led our Board to conclude that each director nominee is qualified to serve on our Board.

					Board Committees
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Boards	A	C	CG

John M. Gibbons Private Investor, Entrepreneur and Chairman of our Board of Directors	70	2000	YES	None
Nelson C. Chan Private Investor, Entrepreneur and Corporate Director	58	2014	YES	3	●
Cynthia (Cindy) L. Davis Corporate Director	57	2018	YES	2	●
Michael F. Devine, III Corporate Director	60	2011	YES	2	ª	●
Dave Powers Chief Executive Officer and President	53	2016	NO	None
James Quinn Corporate Director	67	2011	YES	None			ª
Lauri M. Shanahan Corporate Director	56	2011	YES	2		ª
Brian A. Spaly Private Investor, Entrepreneur and Corporate Director	42	2018	YES	None			●
Bonita C. Stewart Vice President, Global Partnerships at Google Inc.	62	2014	YES	1		●	●

ª	Committee Chair

A:	Audit Committee

C:	Compensation Committee

CG:	Corporate Governance Committee

Mr. McComb was appointed to serve as a member of our Board effective as of April 25, 2018, and will not be standing for re-election at the Annual Meeting. Ms. Davis and Mr. Spaly were appointed to serve as members of our Board effective as of June 5, 2018.

JOHN M. GIBBONS
Age: 70 Director Since: 2000
Chairman of our Board	Public Company Directorships: None

Mr. Gibbons is a private investor, entrepreneur and the Chairman of our Board. He is a director and member of the compensation committee of The Learning Network, Inc. He also served as a director and chair of the audit committee of National Technical Systems, Inc. (NASDAQ: NTSC), a provider of integrated testing, certification, quality registration and systems evaluation services, from September 2003 until its acquisition in November 2013.

Selected Qualifications and Skills

•
High Level of Financial Literacy - Currently serves as a member of the compensation committee of The Learning Network, Inc. Previously served as Chair of our Audit Committee until 2011. From June 2000 to April 2004, was vice chair of TMC Communications, Inc., a long distance data and Internet services provider, and was its chief executive officer from June 2001 to April 2003. Was also vice chair of Assisted Living Corporation, a national provider of assisted living services, from March 2000 to December 2001.

•	Risk Oversight - Extensive experience in risk oversight as the former Chair of our Audit Committee and former chairman of the audit committee of National Technical Systems, Inc.

•	Industry -19 years of experience as a director of our Company.

•
Public Company Management - Previously served as chief executive officer and chief operating officer, and currently serves as a director, of The Learning Network, Inc. Previously employed by The Sports Club Company, where he was chief executive officer and a director from July 1999 to February 2000, and president and chief operating officer from January 1995 to July 1999.

•	Entrepreneurial - Has served in a variety of leadership positions for several companies during periods of expansion.

•	Luxury/Premium Branding - Involved in several capacities at The Sports Club Company, Inc., a company which markets clubs to affluent, health-conscious individuals.

NELSON C. CHAN
Age: 58 Director Since: 2014
Board Committees: Audit	Public Company Directorships: Adesto Technologies Corporation (NASDAQ: IOTS) Synaptics, Inc. (NASDAQ: SYNA) Twist Bioscience Corporation (NASDAQ: TWST)

Mr. Chan is a private investor and entrepreneur. Mr. Chan is the chairman of the board, chair of the compensation committee and member of the audit committee of Adesto Technologies Corporation (NASDAQ: IOTS). He is a director of Twist Bioscience Corporation (NASDAQ: TWST), as well as chairman of the board and member of the audit committee of Synaptics, Inc. (NASDAQ: SYNA). From 2016 to 2019, Mr. Chan served as a director and member of the compensation and nominating and governance committees of Socket Mobile, Inc. (NASDAQ: SCKT). Mr. Chan is also a director of several privately held companies. From 2006 to 2008, Mr. Chan served as chief executive officer of Magellan Corporation, and from 1992 to 2006, he served in various management positions with SanDisk Corporation.

Selected Qualifications and Skills

•	Entrepreneurial - Expertise in building technology companies.

•	High Level of Financial Literacy - Has held numerous senior management positions with leading companies, including chief executive officer at Magellan Corporation.

•	Public Company Management - Extensive experience with several leading public and private companies, both as an executive and as a director.

•	Sales/Marketing - Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.

•	International - Was the executive vice president and general manager of consumer business, at SanDisk Corporation, a global multi-billion dollar company.

•	Risk Oversight - Currently serves as a member of our Audit Committee and has over 11 years of experience as a corporate director with risk oversight responsibilities.

•	Technology - Extensive experience in technology-based companies including sales, marketing and engineering.

CYNTHIA (CINDY) L. DAVIS
Age: 57 Director Since: 2018
Board Committees: Audit	Public Company Directorships: Kennametal Inc. (NYSE: KMT) Brinker International, Inc. (NYSE: EAT)

Ms. Davis served as vice president of Nike, Inc. (NYSE: NKE) and president of Nike Golf at Nike, Inc. from September 2008 to October 2014, and as U.S. general manager at Nike Golf from January 2005 to August 2008. Prior to Nike, Inc., Ms. Davis served as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, a subsidiary of Comcast Corporation (NASDAQ: CMCSA), from January 2001 to December 2004. Ms. Davis has served as a member of the board of directors and on the audit committee and nominating and governance committee of Kennametal Inc. (NYSE: KMT), a global supplier of tooling, engineering components and advanced materials, since 2012. In January 2019, she joined the board of directors of Brinker International, Inc. (NYSE: EAT). Ms. Davis served as a member of the board of directors, as chair of the compensation committee and on the governance committee of Buffalo Wild Wings, Inc. (NASDAQ: BWLD), a casual dining restaurant and sports bar chain, from January 2015 to February 2018.

Selected Qualifications and Skills

•
Luxury/Premium Branding - Experience as vice president of Nike, Inc. and president of Nike Golf at Nike, Inc., a company engaged in the design, development, manufacturing, and worldwide marketing and sales of footwear, apparel, equipment, accessories and services.

•
Sales/Marketing and Retail - In addition to leading the division’s sales, marketing, and strategy while serving as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, led the $800 million global golf business for Nike, Inc.

•	High Level of Financial Literacy - Serves on the audit committee of Kennametal Inc. Holds an M.B.A. in Marketing and Finance from the University of Maryland College Park.

•	International - Involved in global brands with worldwide operations while at Nike, Inc. and Kennametal Inc.

•
Public Company Management - Held various management positions at Nike, Inc. and Golf Channel, currently serves as a director of Kennametal Inc. and Brinker International, Inc., and previously served as a director of Buffalo Wild Wings, Inc.

•	Industry Specific - Extensive experience in the footwear, apparel and equipment industries through various positions at Nike, Inc.

•
Risk Oversight - In addition to leadership roles at Nike, Inc., served as a corporate director on the audit committee and nominating and corporate governance committee of Kennametal, Inc., serves on the board of directors of Brinker International, Inc., and previously served as chair of the compensation committee and on the governance committee of Buffalo Wild Wings.

•	Technology - Serves as a director and on the audit committee and nominating and governance committee of Kennametal Inc., a technology-based company.

MICHAEL F. DEVINE, III
Age: 60 Director Since: 2011
Board Committees: Audit (Chair) Compensation	Public Company Directorships: Express, Inc. (NYSE: EXPR) FIVE Below, Inc. (NYSE: FIVE)

Mr. Devine retired as executive vice president and chief financial officer of Coach, Inc. in 2011. He currently serves as a director and member of the audit committees of Express, Inc. (NYSE: EXPR) and FIVE Below, Inc. (NASDAQ: FIVE). He served as a member of the board of Sur La Table, Inc. and was previously a member of the board of directors of The Talbots Inc. From 2004 to 2007, Mr. Devine served as a member of the board of directors and chair of the audit committee of Educate, Inc., a leading K-12 education service company with solutions such as Sylvan Learning Center. Mr. Devine also previously served as a director and member of the audit committee of NutriSystem, Inc. (NASDAQ: NTRI).

Selected Qualifications and Skills

•
High Level of Financial Literacy - In addition to experience as the current and former member and chair of four audit committees and experience at Coach, Inc., served as chief financial officer and vice president-finance of Mothers Work, Inc. from February 2000 to November 2001. From 1997 to 2000, was chief financial officer of Strategic Distribution, Inc. (NASDAQ: STRD), a Nasdaq-listed industrial store operator. From 1995 to 1997, was chief financial officer at Industrial System Associates, Inc., and for the prior six years was the director of finance and distribution for McMaster-Carr Supply Company. Holds a B.S. in Finance and Marketing from Boston College and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.

•
Public Company Management - Experience at Coach, Inc. involved managing a public company during a period of high growth. Serves as a corporate director and chair of the audit committees of Express, Inc. and FIVE Below, Inc.

•	Risk Oversight - 13 years of experience as a corporate director with risk oversight responsibilities.

•	Luxury/Premium Branding - Coach, Inc. is a leading marketer of modern classic American accessories.

•	International - Involved in a global brand with worldwide operations while at Coach, Inc.

•	Real Estate - Acquired real estate experience during his time at Coach, Inc.

•
Industry Specific - In addition to experience at Coach, Inc., serves as a director of Express, Inc., a nationally-recognized specialty apparel and accessory retailer offering both women’s and men’s merchandise.

•	Distribution/Logistics and Retail - Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

DAVE POWERS
Age: 53 Director Since: 2016
Chief Executive Officer and President	Public Company Directorships: None

Mr. Powers became our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Prior to joining our Company, Mr. Powers held several executive leadership roles at Converse Inc. (a subsidiary of Nike, Inc.), Timberland LLC and Gap Inc. (NYSE: GPS).

Selected Qualifications and Skills

•	Industry Specific - Extensive experience in the footwear and apparel industry through a variety of positions at three different footwear companies and a global apparel retailer.

•
Distribution/Logistics and Retail - While at Converse Inc., was responsible for global owned and distributor Direct-to-Consumer operations as part of the Nike, Inc. retail leadership team. During tenure at Timberland LLC and Gap Inc., held leadership roles with a variety of retail responsibilities from merchandising to store design.

•
Sales and Marketing - Graduated cum laude from Northeastern University with a B.S. in Marketing. Throughout his career, has been responsible for the development of marketing strategy, with a focus on consumer engagement and digital marketing. While President of Brands of the Company, led the Omni-Channel organization, elevating and advancing the Omni-Channel platform.

•	International - While serving in leadership roles at Timberland LLC, led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations.

•	Public Company Management - Serves as our Chief Executive Officer and President with global responsibilities and oversight. Other leadership roles have been with public companies.

•	Real Estate - Acquired real estate experience during his time at Timberland LLC, Converse Inc., Gap Inc. and with our Company.

JAMES QUINN
Age: 67 Director Since: 2011
Board Committees: Corporate Governance (Chair)	Public Company Directorships: None

Mr. Quinn retired as president of Tiffany & Co. (NYSE: TIF) in January 2012. He was named to Tiffany & Co.’s board in 1995 and served until 2008. Mr. Quinn also currently serves as a director of Mutual of America Capital Management, Inc., a privately held company.

Selected Qualifications and Skills

•
Public Company Management - As the former president of Tiffany & Co., oversaw retail sales in stores in more than 50 countries, with responsibility for the company’s global expansion strategy, including the significant Tiffany & Co. presence established throughout Asia. Joined Tiffany & Co. in 1986 and held a series of significant positions including vice chairman prior to his appointment as president in 2003.

•	Luxury/Premium Branding - Tiffany & Co. is a jeweler and specialty retailer whose principal merchandise offering is fine jewelry.

•	Distribution/Logistics and Retail - While at Tiffany & Co., involved in management of supply chain and distribution channels.

•	International - While at Tiffany & Co., involved in management of a global brand with worldwide operations.

•	Risk Oversight - 24 years of experience as a corporate director with risk oversight responsibilities.

•	Real Estate - Acquired real estate experience during his time at Tiffany & Co.

LAURI M. SHANAHAN
Age: 56 Director Since: 2011
Board Committees: Compensation (Chair)	Public Company Directorships: Cedar Fair Entertainment Company (NYSE: FUN) Treasury Wine Estates Limited (ASX: TWE)

Ms. Shanahan has over 25 years of senior-level experience in retail, consumer products and hospitality, ranging from global, multi-channel, multi-brand enterprises to small and mid-cap growth companies. Ms. Shanahan joined Gap Inc. in 1992 and served in numerous leadership roles, including chief administrative officer and chief legal officer, during her 16-year career with the company. Since then, she has served as a principal of Maroon Peak Advisors, a consumer products and retail consulting firm. She currently serves as a strategic advisor and on the board of directors and as chair of the nominating and governance committee of Cedar Fair Entertainment Company (NYSE: FUN), which owns and operates resorts, amusement parks and other immersive sports and entertainment venues, and on the board of directors, compensation committee and human resources committee of Treasury Wine Estates Limited (ASX: TWE), a vertically integrated, global wine business with over 70 brands.

Selected Qualifications and Skills

•
Public Company Management - Joined Gap Inc. in 1992 and served for 16 years in numerous leadership roles including chief administrative officer, chief legal officer and corporate secretary. Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, Intermix, and Athleta brands.

•	International - Directly involved in global brands development, supply chain and worldwide operations while at Gap Inc. and as a director and consultant.

•	Distribution/Logistics and Retail - Involved in retail, franchise, online licensing and other distribution channels, as well as sourcing and supply chain, while at Gap Inc. and as a consultant.

•	Sales and Marketing - Acquired sales and marketing experience throughout her career at Gap Inc.

•	Industry Specific - Experience in footwear, apparel and accessories at Gap Inc., Charlotte Russe Holdings, Inc. and through consulting business.

•	Luxury/Premium Branding - Premium and luxury branding experience at Gap Inc., through serving on the board of Treasury Wine Estates Limited and through consulting business.

•
Risk Oversight - In addition to other leadership roles at Gap Inc., served as chief compliance officer and chief legal officer, overseeing the global corporate risk committee, as well as the global governance and compliance organization.

•
Real Estate - Led global real estate, including retail for all brands, corporate offices and distribution worldwide at Gap Inc. Also gained experience from Charlotte Russe Holdings, Inc. and consulting business.

BRIAN A. SPALY
Age: 42 Director Since: 2018
Board Committees: Corporate Governance	Public Company Directorships: None

Mr. Spaly is a private investor and entrepreneur. He currently serves as a corporate director for six early-stage companies: M1 Finance LLC, Veryable, Happy Returns, Inc., Tribe 9 Foods LLC, Made-In Cookware, and Tecovas, Inc., a direct-to-consumer Western boot brand based in Austin, TX, where he serves as executive chairman. Previously, Mr. Spaly was the founder and chief executive officer of Trunk Club, Inc., a personal styling startup, from 2009 to 2017. Prior to Trunk Club Inc., Mr. Spaly was the founder of Bonobos, Inc., a men’s clothing company, from 2006 to 2009.

Selected Qualifications and Skills

•
Entrepreneurial and Luxury/Premium Branding - Founded and served as chief executive officer of Trunk Club, Inc., where he focused on making it easy for men and women to discover and acquire stylish clothing without the hassles of the traditional shopping experience. Founded and served as chairman and as a designer of Bonobos, Inc., which started as a company focused on creating well-fitting pants.

•	Distribution/Logistics and Retail - Extensive experience with various distribution channels, including retail and e-commerce, through leadership roles at Trunk Club, Inc. and Bonobos, Inc.

•	Sales and Marketing - Acquired significant sales and marketing experience as founder of Trunk Club, Inc. and Bonobos, Inc., and through director positions at various consumer goods companies.

•
High Level of Financial Literacy - Led Trunk Club, Inc. during its acquisition by Nordstrom and serves as a private investor and adviser to entrepreneurs. Holds an M.B.A. from Stanford Graduate School of Business.

•
Industry Specific - In addition to experience with Trunk Club, Inc. and Bonobos, Inc., has significant experience as a private investor and adviser to entrepreneurs, with a portfolio of over 75 angel investments.

•
Technology - Experience as founder and chief executive officer of Trunk Club, Inc., an e-commerce company. Serves as corporate director for companies in various industries facing cybersecurity and consumer data issues.

•
Real Estate - Acquired real estate experience as founder and chief executive officer of Trunk Club, Inc. Selected showroom and office sites, and negotiated leases for Trunk Club, Inc. in major cities throughout the U.S.

BONITA C. STEWART
Age: 62 Director Since: 2014
Board Committees: Compensation Corporate Governance	Public Company Directorships: Pluralsight, Inc. (NASDAQ: PS)

Ms. Stewart is currently the vice president of Global Partnerships at Google Inc. (NASDAQ: GOOG, GOOGL), a subsidiary of Alphabet Inc. She has been driving digital transformation across multiple industries since joining Google Inc. in 2006. At Google Inc., she oversees strategy, revenue and partner management for the largest U.S. publishers across search, mobile applications, commerce, news, broadcast, telecommunications and domains. From 2002 to 2006, Ms. Stewart worked for DaimlerChrysler AG (now Daimler AG) where she was director of Chrysler Group, Interactive Communications, and prior to that, director of Chrysler Brand Communications. In October 2018, she joined the board of directors of Pluralsight, Inc. (NASDAQ: PS). Ms. Stewart began her career in 1979 at IBM Corporation (NYSE: IBM) where she served in various financial and marketing management positions.

Selected Qualifications and Skills

•	Industry Specific - Over 27 years of experience in brand management, digital strategy and execution.

•	High Level of Financial Literacy - Leads strategy, business development and revenue growth plans for Google Inc.'s largest publisher partnerships. Holds an M.B.A. from Harvard Business School.

•
Entrepreneurial - Served as president, chief operating officer, and co-founder of Nia Enterprises, LLC, a web-based company, and founder and chief executive officer of One Moment in Time, a women's formal-wear rental company.

•	Sales and Marketing - Acquired sales, marketing, product distribution and online advertising experience.

•	International - Led publisher partnerships for Latin America and Canada and has worked for Daimler AG and IBM Corporation, which are multi-billion dollar global companies.

•	Public Company Management - Strategic planning and large-scale operations experience with Google Inc. and IBM Corporation.

•
Technology - Extensive experience in technology-based companies and fluency in digital transformation including digital strategy, mobile, video, programmatic, online advertising, cloud solutions, analytics and execution.

Summary of Qualifications and Skills of Directors

The table below summarizes the specific qualifications, attributes, skills and experience of each director nominee that led our Board to conclude that the nominee is qualified to serve on our Board. While each nominee is generally knowledgeable in each of these areas, an “X” in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the director brings to our Board. The lack of an “X” for a particular item does not mean that the director does not possess that qualification, attribute, skill or experience.

Specific Qualifications, Attributes, Skills and Experience	John M. Gibbons	Nelson C. Chan	Cynthia (Cindy) L. Davis	Michael F. Devine, III	Dave Powers	James Quinn	Lauri M. Shanahan	Brian A. Spaly	Bonita C. Stewart

Luxury/Premium Branding	X		X	X	X	X	X	X
Entrepreneurial	X	X						X	X
Distribution/Logistics				X	X	X	X	X
Retail			X	X	X	X	X	X
Sales and Marketing		X	X		X	X	X	X	X
High Level of Financial Literacy	X	X	X	X				X	X
International		X	X	X	X	X	X		X
Public Company Management	X	X	X	X	X	X	X		X
Industry Specific (Footwear, Apparel and Accessories)	X		X	X	X	X	X	X	X
Risk Oversight	X	X	X	X		X	X
Technology (Consumer, Cybersecurity, Big Data, Social)		X	X					X	X
Real Estate				X	X	X	X	X
Consent to Serve
Although each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, our Board may decrease the size of our Board, or the proxies may be voted for the election of such other person as a director as our Board may recommend in place of the nominee.
Required Vote
Because this is an uncontested election, each director nominee will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present). A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed 50% of the total votes cast in the election of directors.

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance at Deckers
Corporate governance is managed under the direction of our Board of Directors. Our Board has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board continues to evaluate our governance policies and procedures to ensure that the right mix of individuals is present in our boardroom and to ensure effective oversight of our strategy and management in order to best serve our stockholders. Our Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company, a copy of which is available on our website at www.deckers.com/investors.
Corporate Governance Elements
Our Board is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Key elements of our corporate governance framework include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	• Our directors are elected annually, reinforcing their accountability to our stockholders. We do not employ a classified board structure.
Single Class of Outstanding Voting Stock	• Our common stockholders control our Company, with equal voting rights.
Majority Voting Standard	• We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence
• Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as under applicable SEC and NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director."

Committee Governance
• Our three standing Board Committees: Audit, Compensation and Corporate Governance, consist exclusively of independent directors and have adopted written charters. Committee composition and charters are reviewed annually by our Board.

Board Leadership and Structure
• Our Company previously had one person serving as both our Chief Executive Officer and Chairman of our Board. The roles were separated when Mr. Powers was appointed Chief Executive Officer. Mr. Gibbons is the Chairman of our Board of Directors. We believe this is the most appropriate leadership structure for our Company at this time.

Annual Board Self-Evaluations
• The Corporate Governance Committee conducts and oversees annual self-evaluations of our Board, and of each Board committee, to ensure they are effective and continue to serve the best interests of our stockholders.

Board Oversight of Risk
• Our Board is generally responsible for risk management activities, but has delegated the oversight of risk management to our Audit Committee. Our full Board regularly engages in discussions of the most significant risks we face and how these risks are managed.

EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote
• Annually, our stockholders have the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as our Say-on-Pay Vote. This affords our stockholders the ability to provide routine feedback on our compensation program.

Corporate Governance Principles
Pursuant to Delaware law and our bylaws, our business, property and affairs are managed under the direction of our Board of Directors. Thus, our Board is the ultimate decision-making body of our Company, except with respect to those matters reserved for our stockholders.
Our Board selects our Chief Executive Officer, and works together with our Chief Executive Officer to select our senior management team, which is charged with the day-to-day operation of our business. Members of our Board are kept informed about our business through discussions with our Chief Executive Officer and other senior management personnel, including by attending brand sales meetings and industry events, participating in periodic informal telephonic meetings, and reviewing materials provided to them, as well as by attending formal meetings of our Board and its committees. Having selected the senior management team, our Board acts as an adviser and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board of Directors Meetings

BOARD OF DIRECTORS

• Each of our Directors attended at least 75% of Board meetings and meetings of the Board committees on which he or she served.
• Time is scheduled for our independent directors to meet in an executive session at every Board meeting.
• Our Corporate Governance Guidelines state that directors are expected to attend each of our annual meetings of stockholders. 9 members of the Board (constituting a majority of the Board at the time) attended the annual meeting of stockholders held in September 2018.

Meetings in Fiscal Year 2019: 7
Director Independence
Our Corporate Governance Guidelines, as well as applicable NYSE rules, require that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the NYSE rules. These guidelines help ensure that the interests of our Board and management are aligned with those of our stockholders, that conflicts of interest are avoided, and that we are in compliance with applicable SEC and NYSE rules. An independent director is one who our Board affirmatively determines has no material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company) and otherwise meets the requirements of the NYSE rules.
Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director." In addition, all members of the Audit Committee, Compensation Committee and Corporate Governance Committee meet the independence standards set forth in the applicable SEC and NYSE rules.
Board Leadership Structure
For many years, we employed a leadership structure that combined the positions of Chairman of the Board of Directors and Chief Executive Officer, while also appointing a strong Lead Independent Director. The Board believes it is important to maintain flexibility in the Board leadership structure, depending on the composition of our Board and our business and strategic needs at the time. However, the Board also firmly supports having an "independent director" serve in a Board leadership position at all times.
When Dave Powers was appointed Chief Executive Officer in 2016, we separated the Chairman of the Board of Directors and Chief Executive Officer roles. Our Board believes this change allows our Chief Executive Officer to focus on the day-to-day operation and management of our Company, while allowing our Chairman to focus on leading the Board in overseeing the interests of our Company and its stockholders. Until his appointment as our Chairman in September 2017, Mr. Gibbons served as our Lead Independent Director.
Board Committees
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each member of each of the committees is an "independent director" for purposes of applicable SEC and NYSE rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure and responsibilities. A copy of each committee's charter is available on our website at www.deckers.com/investors. These charters are reviewed annually by each committee, with any recommended changes approved by our Board. The Compensation Committee charter was amended in June 2018. The Audit Committee and Corporate Governance Committee charters were amended in September 2018.
Summary information regarding the membership, meetings and primary responsibilities of the three standing committees of our Board are listed below:

AUDIT COMMITTEE

• Oversees management's conduct of, and the integrity of, our financial reporting functions.
• Oversees the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits our annual financial statements and reviews our quarterly financial reports.
• Oversees our legal and regulatory compliance.
• Oversees the performance of our internal audit function.
• Oversees the application of our related person transaction policy as established by our Board.
• Oversees our systems of internal control over financial reporting and disclosure controls and procedures.
• Oversees the application of our code of business conduct and ethics as established by our Board.

Members:
Michael F. Devine, III (Chair)
Nelson C. Chan
Cynthia L. Davis

Meetings in Fiscal Year 2019: 8

All members of the Audit Committee meet the independence and experience standards set forth in applicable SEC and NYSE rules.

The Chair of the Audit Committee has been determined by our Board to be an "audit committee financial expert" under applicable SEC rules.

COMPENSATION COMMITTEE

• Oversees the design of our executive compensation program, and responsible for oversight of our employment practices and policies.
• Reviews and approves goals and objectives relevant to the compensation of our executives.
• Evaluates the performance of our executives in light of those goals and objectives.
• Determines and approves the compensation of our executives based, in part, on these evaluations, including each element of compensation.
• Makes recommendations to our Board regarding any action that is required to be submitted to our stockholders for approval with respect to incentive compensation plans and equity-based plans.
• Administers and approves our equity-based plans, and approves (or delegates authority to approve, below the executive level) individual award grants under those plans, or recommends award grants to our Board for approval.
• Produces report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

Members:
Lauri M. Shanahan (Chair)
Michael F. Devine, III
Bonita C. Stewart
William L. McComb(1)

Meetings in Fiscal Year 2019: 5

All members of the Compensation Committee meet the independence standards set forth in applicable SEC and NYSE rules.

(1)	Mr. McComb will not be standing for re-election at the Annual Meeting.

CORPORATE GOVERNANCE COMMITTEE

• Develops and recommends to our Board a set of Corporate Governance Guidelines that establish a framework of governance principles applicable to us.

• Identifies individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.

• Recommends to our Board the qualified director nominees to be selected by our Board.

• Recommends membership of our Board committees.

• Ensures that our certificate of incorporation and bylaws are structured in a manner that best serves our objectives and recommends amendments as appropriate.

• Oversees the evaluation of management, our Board and Board committees.

• Oversees and approves the management continuity planning process.

• Reviews and evaluates the development and succession plan relating to our Chief Executive Officer and our other executive officers.

• Initiating oversight of our Corporate Responsibility initiatives.

Members: James Quinn (Chair) Bonita C. Stewart Brian A. Spaly Meetings in Fiscal Year 2019: 4
Nominating Procedures and Criteria
Among its functions, the Corporate Governance Committee considers and approves nominees for election to our Board. We view board succession as an ongoing process and are regularly identifying, evaluating and pursuing prospective candidates. In addition to the candidates proposed by our Board or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Stockholder nominations that meet the criteria referred to below will receive the same consideration as nominations made by the Corporate Governance Committee.
Essential criteria for all candidates considered by the Corporate Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors." In evaluating candidates for certain Board positions, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Specific Qualifications and Skills Represented on our Board."
In selecting nominees for our Board, the Corporate Governance Committee evaluates the general criteria referred to above, identifies the specialized criteria for which the Committee has determined there is a need, and considers the candidate's ability to meet the required criteria and contribute to the success of our Company. In evaluating an existing director for re-election, in addition to assessing the criteria referred to above, the Corporate Governance Committee considers a variety of factors, including attendance at Board and committee meetings, independence, length of service, previous performance, and overall contributions to our Company.
The director nominees for the Annual Meeting have been recommended by the Corporate Governance Committee, as well as by our Board of Directors.
Management Succession and Talent Development
The Corporate Governance Committee, pursuant to its charter, is responsible for overseeing the management continuity planning process. As part of that responsibility, the Corporate Governance Committee reviews and evaluates the development and succession plan relating to our Chief Executive Officer and our other executive officers, including considerations of career paths and attracting and retaining high quality talent. The Corporate Governance Committee works with the Board to assess whether we have the management talent needed to successfully pursue our business objectives. The Corporate Governance Committee also regularly considers the competencies necessary for our Chief Executive Officer to support our strategies for long-term success.
Pursuant to our Corporate Governance Guidelines, the Corporate Governance Committee provides an annual report to our Board of Directors on emergency and expected Chief Executive Officer succession planning. Through this process, the Corporate Governance Committee works with our full Board and management to identify recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
Board Role in Risk Oversight
While risk management is primarily the responsibility of our management, our Board is responsible for the overall supervision of our business, an important element of which is supervision of our risk management activities. Our Board has delegated many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for:

•
reviewing and discussing with management, our highest ranking manager of internal audit and the independent registered public accounting firm our financial risk exposures and assessing the policies and processes management has implemented to monitor and control such exposure;

•
assisting our Board in fulfilling its oversight responsibilities regarding our policies and processes with respect to risk assessment and risk management, including any significant non-financial risk exposures;

•	reviewing our annual disclosures concerning the role of our Board in the risk oversight of our Company, such as how our Board administers its oversight function; and

•	overseeing our internal audit function.
Our legal and internal audit executives report directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with our highest ranking manager of internal audit and with representatives of our independent registered public accounting firm. In addition to the Audit Committee's work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks we face and how these risks are being managed, and our Board receives reports on risk management from the Chair of the Audit Committee. Every Board meeting agenda provides for a discussion of risk management. In addition to the responsibilities undertaken by the Audit Committee, the other Board committees have oversight of specific risk areas, consistent with the committees' charters and responsibilities. For example, the Compensation Committee oversees the design of our executive compensation program so as to encourage achievement of our strategic objectives and mitigate compensation-related risk. In addition, the Corporate Governance Committee develops our Corporate Governance Guidelines to establish and oversee an appropriate governance framework.
Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no member of the Compensation Committee is serving, and during the past year no member of the Compensation Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or the Compensation Committee. In addition, none of the Compensation Committee members had any relationship, or participated in any transaction, with our Company during fiscal year 2019 that requires disclosure under SEC rules.

We have entered into indemnification agreements with each of our directors, including each member of the Compensation Committee.
Communications with Directors
Stockholders and other interested parties may communicate with the Chairman of our Board, the Chair of any Board committee, with our independent directors as a group, or with any individual director, by writing to any such person or group. Communications should be sent to the following address:
Deckers Outdoor Corporation
Attn: Corporate Secretary
250 Coromar Drive
Goleta, California 93117

Communications are distributed to our Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. Our Board has requested that certain items that are unrelated to the duties and responsibilities of our Board should be excluded, including the following: junk mail and mass mailings, product inquiries or complaints, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any director upon request.
Code of Ethics and Accounting and Finance Code of Ethics
Our Board has adopted a Code of Ethics to assist our officers, directors and other employees in complying with legal and regulatory requirements and maintaining the highest standards of ethical conduct. All of our officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in applicable NYSE rules.
Our Board has also adopted a separate Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other employees serving similar functions). The Accounting and Finance Code of Ethics is intended to qualify as a "code of ethics" under applicable SEC rules and to satisfy the standards of ethics and compliance programs under applicable NYSE rules.
Our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at www.deckers.com/investors. To the extent required by law, any amendments to or waivers of any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our website.
Stockholder Engagement
We have consistently demonstrated our commitment to open and interactive dialogue with our stockholders. We believe our stockholders, as the owners of our Company, have important views and insights into our business operations, and we routinely seek to engage with our stockholders to ensure their views are shared with our Board, and actively considered in discussions of our strategic direction.

While our Board has a fiduciary responsibility to our stockholders and represents their interests, our management team is primarily responsible for investor relations. Our management team provides regular updates to our Board of Directors regarding stockholder feedback on these topics. Please refer to the section of this Proxy Statement titled “Stockholder Feedback on Executive Compensation” for more information on how our stockholders impacted the evolution of our executive compensation program for fiscal year 2019.

Corporate Responsibility and Sustainability

Our Core Principles

As a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, we believe in building great brands in a way that is mindful of our consumers, employees, stockholders and the communities we serve. We employ socially conscious operations and sustainable business practices, with the goal of continuing to deliver quality products to our consumers and sound financial performance for our stockholders, while minimizing our environmental footprint.

Corporate Responsibility and Sustainability Framework

The Corporate Governance Committee oversees our Corporate Responsibility and Sustainability program. We are members of the United Nations Global Compact (UNGC), which is the world’s largest corporate sustainability initiative. The Corporate Sustainability and Compliance Officer is tasked with identifying specific Sustainable Development Goals (SDGs) that align with the UNGC, and guide our efforts to address environmental and social challenges.

Our SDGs are currently focused on the following seven categories, which reflect areas where we believe we can make the most impact:

Materials
Our library of sustainable materials allows our developers to identify sustainable alternatives. We utilize repurposed wool and UNIFI recycled polyester. We source key materials such as leather, cotton, and down from suppliers who are certified by third party benchmarking organizations such as the Leather Working Group, Better Cotton Initiative and Responsible Down. We have an Ethical Sourcing and Animal Welfare Policy to guide our partners to act responsibly when sourcing materials on our behalf.

Waste
We strive to significantly reduce waste generation at our own headquarters, our distribution center locations, and our key factory partners. Our Moreno Valley Distribution Center is nearing its goal of being a zero-waste facility. We utilize 4IP design technology in-house to reduce waste generated through our sampling process. We study waste output among our key partners and work with them on waste diversion methodologies. We performed a life-cycle assessment of our packaging materials to significantly reduce waste.

Water
We seek to reduce our overall water consumption. In addition to sourcing 97% of our leathers and hides from Leather Working Group Certified Tanneries, in order to maintain protocols that promote sustainable and appropriate environmental business practices within the leather industry, we support tanneries and manufacturers with water treatment programs. We measure water output among key supply chain partners to help reduce overall water consumption. Our packaging materials life-cycle assessment has resulted in a significant year-over-year reduction in water consumption.

Climate and Clean Energy
The energy usage in the places we manufacture our products has an enormous impact on our environmental footprint. We transitioned the majority of our production from China to Vietnam. China relies heavily on coal whereas Vietnam relies on hydroelectricity, thus lowering our carbon and greenhouse gas footprint significantly. We monitor energy usage at our corporate offices, our retail stores, our distribution centers and our key supply chain partners. All of our California facilities have solar panels in order to offset our electric energy usage.

Chemicals
We monitor over 1500 chemicals in our supply chain for product compliance with legal and regulatory requirements and conduct regular audits. Our Restricted Substances Policy failure rate has continued to decrease year-over-year due to our ongoing monitoring and training efforts. We have succeeded in eliminating harmful chemicals from our supply chain including disperse dyes and carcinogenic dyes, cadmium, mercury, nickel, toluene and benzene. We consistently target elimination of harmful chemicals as part of our ongoing chemical management.

Human Rights
We are proud to be a leader in supply chain transparency. We champion human rights across our operations and supply chain and continue to positively impact the communities in which we operate. We have established robust ethical supply chain criteria based on International Labor Organization standards and audit our supply chain pursuant to such criteria on an ongoing basis. Audit results are included on performance scorecards for regular review by executive management.

Gender Equality and Quality Education
We promote diversity, gender equality, female empowerment, and inclusion through our annual Women’s Leadership Summit, our partnership with the HERproject, and have obtained EDGE (Economic Dividends for Gender Equality) Certification in the United States, the leading global assessment and business certification for gender equality. Our commitment to diversity starts from our leadership as demonstrated by our Chief Executive Officer's commitment to The Outdoor CEO Diversity Pledge, which pairs outdoor brands with inclusion advocates to advance representation for people of color across the industry.

Human Rights Key Indicators
Our Corporate Sustainability and Compliance Officer uses key indicators in each category to oversee our efforts. Below is an example of a key indicator used to monitor factory performance. While we do not own the factory or supply chain locations that manufacture products on our behalf, we ensure these locations are being managed in accordance with our expectations. We use OSHA standards to measure the total lost time injury rates (LTIR) and the total recordable incident rates (TRIR) are currently within industry standards.

In fiscal year 2019, 92% of our factory partners and 95% of our supplier partners were either premier or preferred partners pursuant to our ethical supply chain program. We benchmark our ethical supply chain program against other brands as well as third party standards and guidance including International Labor Organization Standards and Better Work.

Charitable Giving and Volunteering

Our charitable contributions, product donations, and employee volunteer efforts are an essential part of our culture.

$1.3 million	Amount donated to various non-profit organizations during fiscal year 2019

Areas of Focus for Giving	53% Family & Children, 20% Environment, 18% Education, 9% Community

24 hours	Hours we compensate employees for volunteer time each year

900,000 pairs	Number of pairs of shoes donated to non-profit organizations to distribute to those in need since 2006

Our fiscal year 2019 Corporate Responsibility Report will provide additional information regarding our significant achievements during the year.

EXECUTIVE OFFICERS

Each of our executive officers serves at the discretion of our Board. Important summary information about our current executive officers is set forth in the table below, followed by certain biographical information about each officer.

EXECUTIVE OFFICER	AGE	POSITION

Dave Powers	53	Chief Executive Officer, President and Director
Steven J. Fasching	51	Chief Financial Officer (Appointed in July 2018)
David E. Lafitte	55	Chief Operating Officer
Stefano Caroti	56	President of Omni-Channel
Andrea O'Donnell	50	President of Fashion Lifestyle

DAVE POWERS
Age: 53
Position: Chief Executive Officer, President and Director
Mr. Powers was appointed as our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Mr. Powers has over 20 years of experience in merchandising, product and marketing development, and leading global direct-to-consumer operations and wholesale businesses. Prior to joining us, Mr. Powers served four years as vice president of global direct-to-consumer at Converse Inc., where he oversaw owned and distributor direct-to-consumer as part of the Nike, Inc. retail leadership team. Mr. Powers also held several executive leadership roles at The Timberland Company, including worldwide general merchandising manager and senior director European retail, where he led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations. Prior to this, Mr. Powers spent 10 years at Gap Inc., where he held multiple senior management titles, including global divisional merchandise manager for the boy’s division. Mr. Powers graduated cum laude from Northeastern University with a B.S. in Marketing.

STEVEN J. FASCHING
Age: 51
Position: Chief Financial Officer
Mr. Fasching was appointed as our Chief Financial Officer in June 2018 and served as our Senior Vice President, Corporate Strategy, Planning & Investor Relations since February 2018. Mr. Fasching previously served as our Vice President, Strategy & Investor Relations from January 2016 to February 2018, and as Vice President, Strategic Financial Planning from August 2011 to January 2016. Mr. Fasching has over 27 years of experience in long-term financial and strategic planning and creating and leading the analytical engine of multi-billion dollar organizations. Immediately prior to joining our Company, Mr. Fasching served for five years as the director of finance and assistant controller of Princess Cruise Lines, Ltd., a cruise line owned by Carnival Corporation, where he had been promoted through a number of finance-related positions since September 1990, including director of financial planning, among others. Mr. Fasching received a B.S. degree in Business Administration from Pepperdine University and an M.B.A. from The Anderson School of Management at UCLA. He also completed The Executive Program for Prospective CFOs through the University of Chicago Booth School of Business.

DAVID E. LAFITTE
Age: 55
Position: Chief Operating Officer
Mr. Lafitte was appointed as our Chief Operating Officer in February 2015. From 2012 to January 2015, he was outside general counsel for our Company. Prior to joining our Company, Mr. Lafitte was a shareholder with the law firm Stradling Yocca Carlson & Rauth, P.C., where he was a member of the firm’s board of directors and executive committee, and had been advising our Company since 2006. He received a B.A. from the University of Colorado and a J.D. from Tulane University.

STEFANO CAROTI
Age: 56
Position: President of Omni-Channel
Mr. Caroti was appointed as our President of Omni-Channel in November 2015. He has over 30 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the chief commercial officer and managing director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. He held a number of senior executive positions at Nike, Inc. in general management, sales, product and marketing, and during his term as vice president of EMEA commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region. He received a B.A. with honors from Middlebury College.

ANDREA O'DONNELL
Age: 50
Position: President of Fashion Lifestyle
Ms. O’Donnell was appointed as our President of Fashion Lifestyle in April 2016. Ms. O’Donnell has over 20 years of experience in the retail industry and is well versed in operating in complex international markets. She has a background in strategic planning, merchandising and marketing, as well as experience in emerging markets and customer relationship management. Over the course of her career, she has held leadership positions with prominent international retailers. Ms. O’Donnell was with DFS Group Limited prior to joining our Company, where she served as president of global merchandising. From 2012 to 2014, she was with Lane Crawford, where she was responsible for merchandising, marketing, CRM and store planning across the Asia Pacific Region. She was the commercial director at John Lewis from April 2004 to August 2012, responsible for online sales and strategy for Omni-Channel. She was the merchandising planning director at Hacket London from September 2002 to April 2004, and prior to that was head of merchandising planning at Jaeger and Debenhams. She received an Executive M.B.A. from the London School of Business.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss the compensation program applicable to our Named Executive Officers, or NEOs. This discussion is divided into the following parts:

EXECUTIVE SUMMARY
COMPENSATION PHILOSOPHY AND OBJECTIVES
COMPENSATION CONSULTANT AND PEER GROUP
ELEMENTS OF FISCAL YEAR 2019 EXECUTIVE COMPENSATION PROGRAM
OTHER COMPENSATION CONSIDERATIONS

Please also review the Summary Compensation Table, and the additional compensation tables and related footnotes that follow this section, as they provide information critical to an understanding of our executive compensation program.

EXECUTIVE SUMMARY

Named Executive Officers
The following table sets forth our NEOs in fiscal year 2019, the current positions they hold and the dates they were appointed to those positions:

NAMED EXECUTIVE OFFICER	CURRENT POSITION AND DATE APPOINTED

Dave Powers	• Chief Executive Officer and Director - June 2016 • President - March 2015
Steven J. Fasching	• Chief Financial Officer - July 2018
Thomas A. George	• Former Chief Financial Officer - September 2009 (Stepped down in July 2018)
David E. Lafitte	• Chief Operating Officer - February 2015
Stefano Caroti	• President of Omni-Channel - November 2015
Andrea O'Donnell	• President of Fashion Lifestyle - April 2016
Fiscal Year 2019 Financial and Operational Highlights:
We delivered strong results in fiscal year 2019 from both financial and operational perspectives, as highlighted by the following:

•
Total revenue growth of 6.2%, representing an increase of $117 million as compared to the prior year, with major contributions from various brands including $70 million from the HOKA ONE ONE brand, $26 million from the UGG brand and $26 million from the KOOLABURRA brand.

•
Increased non-GAAP operating margin by 380 basis points to 16.2% and grew non-GAAP diluted earnings per share by 54% to $8.84, demonstrating our ability to achieve margin improvements, effectively reduce costs and deliver improved levels of profitability.

•	We repurchased $161 million of our shares and we continue to view share repurchases as a key strategy for returning value to stockholders.
Our financial performance over the past three fiscal years is illustrated by the financial metrics in the graphs below. For each fiscal year, the information presented is for the 12-month period ended March 31. Our performance-based compensation for fiscal year 2019 relied on some of these performance metrics to directly tie executive compensation to Company performance in furtherance of our pay for performance philosophy. For example, our Annual Cash Incentive Awards used consolidated operating income, our Annual PSU Awards used earnings per share, and our LTIP PSU Awards used pre-tax income and revenue as the underlying performance metrics.

Our Business and Strategic Objectives
As we move beyond the successful execution of our operating profit improvement plan, we intend to reinvest strategically in key identified areas of growth within our brand portfolio. Specifically we will invest in the following:

•
The HOKA ONE ONE brand, building increased brand awareness and supporting the brand as it builds market share with core running styles as well as expands into incremental categories of performance footwear.

•	The UGG brand, focusing on growth within the Men's product offering as well as extensions of the brand within Women's non-core styles.

•
Technology and analytical tools that will enhance our capabilities as we look to support our evolving business, including opportunities to connect with consumers through digital avenues as well as expanding our ecommerce platform.

With the planned investments in our business, we expect to see mid-single-digit revenue growth again in fiscal year 2020, while remaining committed to top-tier levels of operating profitability by continuing to leverage the improvements that we have made in our organization.
Our Compensation Program Objectives
The overarching objectives of our executive compensation program are to (i) attract and retain high quality talent; (ii) align interests of executives with stockholders; (iii) provide a significant portion of total compensation through variable, performance-based components; and (iv) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives. As a result, our Compensation Committee, which we refer to as the Committee for purposes of this section, seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In doing so, we routinely consider appropriate changes to our compensation program to reflect our strategic direction and the evolving needs of our business. In addition, in order to build and retain the talent necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace, taking into consideration peer group and broader industry data.
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:

•	Pay for performance by ensuring that a significant portion of compensation is made available to our executives in the form of variable, performance-based components.

•
Align interests of executives with stockholders by tying a significant portion of compensation to Company performance that creates long-term value for our stockholders and is correlated to increases in the value of our stock price.

•	Attract and retain executives with the background and experience necessary to lead the organization and achieve our strategic objectives.

•
Reward achievement by offering meaningful and appropriate incentives for achieving both short-term and long-term Company financial goals that have been established by the Committee that are directly tied to the achievement of strategic objectives.

Consistent with our strategic objectives, when designing our executive compensation program for fiscal year 2019, the Committee focused on continuing to build and retain our executive team, while providing them with incentives to focus on our key strategic initiatives, including increased revenue, enhanced profitability, improved operating margins and the creation of long-term value for stockholders. These and other strategic considerations are clearly reflected in the design of our program, which demonstrates strong pay-for-performance alignment. In addition, these considerations resulted in a number of important changes to the program for fiscal year 2019, as described in further detail below.
Stockholder Feedback on Executive Compensation
We have consistently demonstrated our commitment to stockholder outreach efforts, which has resulted in meaningful, interactive dialogue with our stockholders on a number of significant topics, including our business and strategic objectives, our financial and operational performance, our capital allocation strategy, our corporate governance philosophy, and the performance of our stock.  We have also routinely solicited and incorporated stockholder feedback on the design and effectiveness of our executive compensation program.  We believe our proactive engagement and response to stockholder feedback, combined with strong pay-for-performance alignment, has resulted in overwhelming stockholder support for our executive compensation program.  Indeed, these efforts resulted in 95.4% of the votes cast being voted "for" our executive compensation program at our annual meeting of stockholders held in 2018. This extremely favorable stockholder response is consistent with the prior year.

As part of our stockholder engagement efforts in 2017, we reached out to investors holding over 60% of our shares to discuss their views and any concerns regarding our compensation philosophy and program, and to preview potential changes to our executive compensation program that we were considering for fiscal year 2018. Members of our management team, not including our Chief Executive Officer and, in most cases, the Chair of the Compensation Committee, conducted meetings and conference calls with those investors that responded to our outreach efforts, and with representatives of certain proxy advisory groups, in order to understand their perspectives regarding our current compensation practices and solicit specific feedback on current and potential design elements and practices. This process informed the evolution of our executive compensation program for fiscal years 2018 and 2019, including our adoption of a median pay philosophy and our focus on profitability and revenue in selecting performance metrics that align with our strategic objectives. Our fiscal year 2019 executive compensation program, as described in this section, reflects the specific feedback that we received from our stockholders during those outreach efforts. In an effort to continue our dialogue with our stockholders in fiscal year 2019, we again reached out to key investors to solicit their feedback on our corporate governance framework, executive compensation practices, and corporate responsibility and sustainability efforts.

The Committee believes that ongoing, transparent communication with our stockholders is critical to our long-term success, and that the feedback received through our stockholder engagement efforts will continue to contribute to the evolution and enhancement of our executive compensation program. The Committee considers stockholder engagement to be an important part of its decision-making process and plans to continue proactive outreach efforts going forward.
Fiscal Year 2019 Executive Compensation Highlights
In fiscal year 2019, we implemented an executive compensation program that was designed to focus on our key strategic initiatives, including increased revenue, enhanced profitability, improved operating margins and the creation of long-term value for stockholders. Compensation awards under the program include the following:

•	Base salaries;

•	Cash incentive awards, or 2019 Cash Incentive Awards;

•	Annual performance-based restricted stock units, or 2019 Annual PSUs;

•	Time-based restricted stock units, or 2019 Time-Based RSUs; and

•	Long-term incentive plan performance-based restricted stock units, or 2019 LTIP PSUs.
Our fiscal year 2019 executive compensation program was similar to that of fiscal year 2018 with the exception of a few changes, including but not limited to the issuance of performance-based restricted stock units, or PSUs, instead of performance-based nonqualified stock options, or NQSOs, for long-term incentive plan, or LTIP, awards. In addition, certain of our NEOs earned a merit increase of approximately 3% to 5% to their base salaries based on consideration of the specific factors discussed below.
As a result of our strong financial and operational results in fiscal year 2019, the 2019 Cash Incentive Awards were paid out at the maximum level and all of the 2019 Annual PSUs were earned.

Compensation Program Highlights
The following table sets forth the key components of our executive compensation program for fiscal year 2019, and the underlying philosophy and considerations that provide the basis for our compensation decisions:

COMPENSATION HIGHLIGHTS	UNDERLYING PHILOSOPHY/ADDITIONAL CONSIDERATIONS

• Pay-for-performance alignment.
• We emphasized strong pay-for-performance alignment by providing a significant portion of the overall compensation opportunity for our NEOs in the form of performance-based compensation that is at risk and directly tied to the achievement of specific Company financial and operational performance objectives.
• Our performance-based compensation is designed to align the interests of our NEOs with those of our stockholders and encourage the achievement of strategic objectives that the Committee believes are critical to our short and long-term success.

• For fiscal year 2019, only 19% of the total compensation opportunity for our President and Chief Executive Officer was fixed, while 81% of his total compensation opportunity was directly tied to the achievement of specific performance conditions and therefore at risk.

• Alignment of performance metrics with strategic objectives.
• Selecting the appropriate performance metrics for our performance-based awards is critical for achieving our business and strategic objectives, motivating our executives and advancing our pay-for-performance philosophy.

• In light of our strategic focus on profitability, improved operating margins, long-term revenue growth and creation of long-term stockholder value, the Committee selected (i) consolidated operating income for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the performance metrics for our 2019 Annual Cash Incentive Awards, (ii) "earnings per share," or EPS, for fiscal year 2019 as the performance metric for our 2019 Annual PSUs, and (iii) both “pre-tax income” and "revenue" for fiscal year 2020 as the performance metrics for our 2019 LTIP PSUs.

• No overlap in performance conditions.
• Our performance metrics involve multiple performance conditions over multiple time periods to ensure our compensation program encourages healthy and sustained growth across our business, while eliminating excessive overlap between the goals. For fiscal year 2019, these metrics focused on a combination of income, revenue and EPS.

• This approach further mitigates against risk associated with our compensation program as it de-emphasizes the impact of any one performance metric.

• Adoption of a "median" pay philosophy.
• Consistent with our prior disclosures, we have actively reformulated our executive compensation program to benchmark the target total compensation opportunity for our NEOs at the median compared to our peer group.

• In adopting this philosophy, the Committee carefully considered a number of factors, including specific feedback received from our stockholders during our stockholder engagement efforts.

• Use of PSUs for LTIP awards.
• LTIP awards were designed to align the interests of our executives with those of our stockholders by focusing performance conditions on both profitability and revenue and issuing awards that increase in value if and as our stock price increases.

• Vesting is based on the achievement of long-term profitability and revenue-based metrics that align closely with our strategic objectives.

• 100% of the equity awards granted during fiscal year 2019 were subject to long-term vesting in order to promote retention of our executives.

• The vesting of each LTIP award will be subject to adjustment based upon the application of a TSR modifier.

• Appropriate mix of equity awards with focus on performance-based vesting.
• We issued equity awards that vest as to 80% of the awards based on the achievement of Company performance conditions to ensure alignment with our pay-for-performance philosophy, and vest as to 20% of the awards based on the achievement of long-term, time-based vesting targets to attract and retain executives.

• Continued focus on executive retention.
• While we seek to develop our executive compensation program so that it closely aligns with our pay-for-performance philosophy and rewards achievement of performance goals, this objective must complement other critical objectives, including the retention of executives.
• For fiscal year 2019, we again granted a small portion of equity awards (20%) that vest solely based on the achievement of time-based targets, which promote executive retention because they vest over a long-term service period.

• Consistent with its historical practice, the Committee expects a majority of equity awards to continue to have performance-based vesting conditions.

• Consideration of peer group data and the advice of our independent compensation consultant in setting executive compensation.
• We generally use peer group compensation data as an initial starting point and guidepost in making compensation decisions for our executives, with respect to the aggregate compensation opportunity, as well as each element of compensation. We also evaluate and consider broader industry data.

• We work closely with our independent compensation consultant, which provides us with information on competitive pay practices and trends in our industry and makes recommendations regarding the design and structure of our compensation program, as well as the formulation of our peer group, which we reassess annually. The information and guidance provided by our independent compensation consultant is consistent with our median pay philosophy.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Compensation Program Objectives
Pursuant to its charter, the Committee has overall responsibility for developing the compensation philosophy and objectives applicable to our executive leadership team, and approving our executive compensation program and policies. The overarching objectives of our executive compensation program are to (i) attract and retain high quality talent; (ii) align interests of executives with stockholders; (iii) provide a significant portion of total compensation through variable, performance-based components; and (iv) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives. As a result, the Committee seeks to design our executive compensation program in a manner that achieves strong alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In so doing, we routinely consider appropriate changes to our compensation program to reflect changes in our strategic direction and the evolving needs of our business. In addition, in order to build and retain the leadership team necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace, taking into consideration peer group data.
Compensation Philosophy
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:

PAY FOR PERFORMANCE	ALIGN INTERESTS WITH STOCKHOLDERS
• Offer a significant portion of the compensation opportunity made available to our executives in the form of variable, performance-based components.

• Ensure performance-based compensation is directly tied to the achievement of Company financial, operational and strategic goals that the Committee believes are important for our short and long-term success.

• Align the interests of our executives with those of our stockholders by tying a significant portion of the compensation opportunity to financial and operational performance that the Committee believes will result in the creation of long-term stockholder value.

• Ensure that a significant portion of the compensation opportunity is directly tied to total stockholder return.

REWARD ACHIEVEMENT	ATTRACT AND RETAIN EXECUTIVES
• Offer meaningful and appropriate incentives for achieving both short-term and long-term Company financial and operational goals that have been established by the Committee that are directly tied to the achievement of strategic objectives.

• Ensure that the financial goals are appropriate for each executive given their respective titles, scope of responsibilities, and ability to impact results.

• Attract key executives with the proper background and experience necessary to lead our Company and provide us the best opportunity to achieve our business and strategic objectives.

• Retain our key executives by offering compensation that is attractive and competitive in the marketplace, taking into consideration peer group and broader industry data.

Pay-for-Performance Philosophy

Our pay-for-performance philosophy demands that we offer performance-based compensation that is directly linked to factors that the Committee believes will lead to the creation of stockholder value. Specifically, we pay for performance by tying a significant portion of our executive compensation opportunity to the achievement of pre-established performance metrics that are reflective of our business and strategic objectives, as well as to increases in our stock price.  The Committee believes that choosing the right performance metrics is critical to our ability to properly motivate our executives and advance our pay-for-performance philosophy. In particular, this requires that the performance metrics be reconsidered each year as our business and strategic objectives evolve to ensure they provide the appropriate barometer of our growth and success, and motivate the achievement of our objectives in line with how we currently view the business.

To this end, for our 2019 Annual Cash Incentive Awards, the Committee chose consolidated operating income for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the performance metrics given our strategic focus on increased profitability and improved margins. For our 2019 Annual PSUs, the Committee selected EPS as the performance metric as it is an important indicator of both profitability and our ability to create value for our stockholders. For our 2019 LTIP PSUs, the Committee established "pre-tax income" and "revenue" for fiscal year 2020 as the performance metrics, given our focus on long-term profitability and total revenue. In addition, the Committee will apply a total shareholder return, or TSR, modifier, to adjust the vesting of the 2019 LTIP PSUs following a determination that the performance metrics have been achieved to ensure we take into account our performance on both an absolute and relative basis. The 2019 Annual PSUs and 2019 LTIP PSUs are equity-based awards the value of which are directly correlated to our stock price.

As a result of our strong commitment to our pay-for-performance philosophy, a substantial portion of our executives’ compensation opportunity is performance-based and it is not guaranteed that it will be earned.  While we offer certain standard compensation elements that provide guaranteed payments, including base salary and limited employee benefits, our executive compensation mix is heavily weighted toward performance-based compensation, which significantly limits the amount of guaranteed pay. In reviewing our adherence to our executive compensation philosophy, the Committee annually reviews both the amount of, and the mix between, fixed pay and at-risk pay and seeks to establish appropriate performance targets for the at-risk pay so as to ensure our performance targets align with our business and strategic objectives, are appropriately challenging to achieve, and mitigate our overall compensation-related risk.

As an example, for fiscal year 2019, fixed pay for our Chief Executive Officer (reflecting the value of base salary and employee benefits) represented only 19% of his targeted compensation opportunity for the year, while at-risk pay represented 81% of his targeted compensation. Of the 81% that reflects at-risk pay, 70% was provided through performance-based awards (reflecting the value of the 2019 Annual Cash Incentive Awards, 2019 Annual PSUs and 2019 LTIP PSUs) that only vest upon the achievement of pre-established Company performance metrics, while 11% was provided through time-based awards (reflecting the value of the 2019 Time-Based RSUs) that only vest upon the achievement of long-term time-based vesting targets. The Committee considers the 2019 Time-Based RSUs to be at-risk pay given that the vesting of the awards is conditioned upon continued employment over an extended period of time and the value of the awards is subject to fluctuation based on our stock price.  We believe the significant focus on performance-based awards, including the relative weighting of the various compensation elements provided to our executives, reflects our strong pay-for-performance alignment. The elements of our executive compensation program are established taking into consideration the advice of our independent compensation consultant, which provides us with peer group data regarding competitive pay practices and trends in our industry, as well as the views of the Committee, which is comprised solely of independent directors.

The graphic below illustrates the amount of targeted at-risk pay vs. fixed pay for our Chief Executive Officer for fiscal year 2019 and the breakdown of the various components of the compensation program on a percentage basis.

2019 CEO Target Total Compensation

Fixed 19%
At Risk 81%

2019 CEO At-Risk Compensation

2019 Annual Cash Incentive Awards 29%
2019 LTIP PSUs 42%
2019 Time-Based RSUs 14%
2019 Annual PSUs 14%

2019 CEO Fixed Compensation

Benefits 1%
Base Salary 99%

Governance Practices that Support our Compensation Philosophy

Our executive compensation program has significant governance components that we believe support and strengthen our compensation philosophy and reduce compensation-related risk, including those summarized in the following table:

GOVERNANCE PRACTICE	WHAT WE DO ☑

Independent Directors	• All of the members of our Board, other than our President and Chief Executive Officer, are independent directors under applicable SEC and NYSE rules.
Independent Compensation Committee	• The Committee consists entirely of independent directors who meet the independence standards set forth in applicable SEC and NYSE rules.
Independent Compensation Consultant
• The Committee has retained, and routinely consults with, an independent compensation consultant who assists the Committee in gathering competitive pay data, selecting our peer group, and structuring our executive compensation program. The decision to engage the consultant was made solely by the Committee and the consultant reports directly to the Committee.

Compensation Risk Assessment
• The Committee performs an annual review of its charter and the risks related to our compensation practices. See the section of this Proxy Statement titled "Compensation Risk Assessment" for additional information.

Frequency of "Say-on-Pay" Vote	• We ask our stockholders to provide an advisory vote on our pay practices on an annual basis, and the Committee considers the outcome of the vote when establishing our executive compensation program.
Stock Ownership Guidelines
• We have adopted stock ownership guidelines for our executive officers and directors, which are reviewed annually. See the section of this Proxy Statement titled "Stock Ownership Guidelines" for additional information.

Clawback Policy
• We have voluntarily adopted a Clawback Policy related to our cash and equity incentive awards, which we believe reinforces our pay-for performance philosophy and contributes to a Company culture that emphasizes integrity and accountability in financial reporting. See the section of this Proxy Statement titled "Clawback Policy" for additional information.

Equity Award Vesting Provisions	• Our equity awards are subject to "double-trigger" vesting upon a change of control.
No Tax Gross Ups	• Our Change of Control and Severance Agreements do not contain provisions allowing for excise tax gross up payments.
No Repricing of Awards	• Our 2015 Stock Incentive Plan, or 2015 Plan, explicitly prohibits the repricing of equity awards.
No Hedging and Pledging	• Our Insider Trading Policy specifically prohibits hedging or pledging our shares, and other similar practices.
No Dividends on Unvested Equity Awards	• Our equity award agreements do not provide for the payment of dividends on unvested equity awards.

COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant
The Committee receives assessments and advice regarding our compensation practices and philosophy from its independent compensation consultant, Frederic W. Cook & Co., Inc., or FWC. FWC provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our Peer Group (as defined below), as well as the design and structure of our compensation program. The Committee meets regularly with FWC throughout the year, carefully reviews and assesses the materials provided by FWC, and engages in thorough deliberations with FWC and management regarding our executive compensation program and potential changes.
While our Company is not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent consultant provides additional assurance that our executive compensation program is attractive and competitive in the marketplace, consistent with market conditions, aligned with our business and strategic objectives, and reflective of our compensation philosophy.
In accordance with applicable SEC rules, the Committee took certain factors into consideration when selecting FWC, which it believes may affect the independence of a compensation consultant. In particular, at a meeting of the Committee, the Committee discussed:

•	whether any other services had been or were being provided by FWC to our Company;

•	the amount of fees paid by our Company to FWC as a percent of FWC’s total revenues;

•	FWC’s policies and procedures designed to prevent conflicts, a copy of which was provided to the Committee prior to the meeting;

•	FWC’s ownership of our common stock (if any); and

•	any business or personal relationships between FWC and any Committee members or any of our executive officers.
Furthermore, FWC does not provide any additional services to us or our management, other than the services that are provided to the Committee in FWC’s capacity as our compensation consultant. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FWC is independent and unanimously approved the engagement of FWC.
The decision to engage FWC was made by the Committee, and FWC reports directly to the Committee. While members of our management regularly communicate with representatives of FWC, our management did not recommend the engagement of FWC in any capacity for fiscal year 2019 (or in any prior year) and does not direct or oversee the retention, termination or scope of services of FWC with respect to our executive compensation program.
Peer Group
In making compensation decisions for fiscal year 2019, the Committee compares the aggregate compensation opportunity, as well as each element of compensation, against a peer group of publicly traded footwear, apparel, accessories and lifestyle brand companies that is recommended by FWC and approved by the Committee. We collectively refer to these companies as our Peer Group. Our Peer Group is generally comprised of companies against which we compete for executive talent and stockholder investment, are in related businesses or industries, and are otherwise similar to us based on a number of characteristics as discussed below. Our Peer Group is reviewed at least annually by the Committee with support from FWC. While no single company in our Peer Group reflects all of our Company's characteristics, taken together the Committee believes that this list offers strong comparative analogs to our overall business model and brand portfolio. Our Peer Group for fiscal year 2019 remained unchanged as compared to fiscal year 2018 and consisted of the following 19 companies:

PEER GROUP FOR FISCAL YEAR 2019

• Kate Spade & Company (subsequently acquired by Tapestry, Inc)	• Carter's, Inc.	• Express, Inc.
• Crocs, Inc.	• Fossil Group, Inc.	• Finish Line, Inc. (subsequently acquired by JD Sports)
• Skechers U.S.A., Inc.	• Lululemon Athletica, Inc.	• G-III Apparel Group, Ltd.
• Steven Madden, Ltd.	• Guess?, Inc.	• Columbia Sportswear Company
• Oxford Industries, Inc.	• The Buckle, Inc.	• RH (formerly Restoration Hardware Holdings, Inc.)
• Under Armour, Inc.	• Chico's FAS, Inc.
• Wolverine World Wide, Inc.	• DSW Inc.
Peer Group Characteristics
The Committee considers a variety of characteristics when it selects the companies which comprise our Peer Group, including the characteristics set forth in the chart below.
Use of Peer Group in Setting Executive Compensation in Fiscal Year 2019

As part of its efforts to ensure that our executive compensation program is attractive and competitive in the marketplace, the Committee regularly reviews compensation data from our Peer Group provided by FWC. In addition, in order to gain a broader perspective on overall market trends and practices, the Committee regularly reviews data from broader-based compensation surveys. Our Peer Group compensation data is generally used as an initial starting point and guidepost in making compensation decisions for our executives, including with respect to both the target level of compensation and the overall structure of our executive compensation program.

For comparison purposes, FWC typically presents Peer Group data on both individual executive pay levels and program structure. With respect to individual pay levels, FWC provides data on the total compensation opportunity for each executive, as well as for each individual element of compensation. In setting the target compensation opportunity for fiscal year 2019, the Committee was committed to its adoption of a median pay philosophy, pursuant to which it was focused on benchmarking our executives’ target compensation opportunity to the 50th percentile compared to our Peer Group, subject to the discretion retained by the Committee to make adjustments as it deems appropriate. Individual elements of compensation are generally targeted to the 50th percentile as a starting point, although the focus of the median pay philosophy is the total compensation opportunity.

While our Peer Group compensation data is a significant factor in the Committee’s evaluation of compensation decisions, it also considers a variety of additional factors, including complexity and size of the business, the tenure, experience, and level of responsibility of each executive, recent and projected Company performance, recent individual performance, and general industry practices and economic conditions.

ELEMENTS OF FISCAL YEAR 2019 EXECUTIVE COMPENSATION PROGRAM

The following table provides summary information regarding the key elements of our fiscal year 2019 executive compensation program:

COMPENSATION ELEMENT	FIXED V. AT-RISK	PERFORMANCE-BASED V. TIME-BASED	CASH V. EQUITY

Base Salary	Fixed	Not Applicable	Cash
2019 Annual Cash Incentive Awards	At-Risk	Performance-Based (Short-Term Criteria)	Cash
2019 Annual PSUs	At-Risk	Performance-Based (Short-Term Criteria) + Long-Term Vesting	20% of Equity Compensation
2019 Time-Based RSUs	At-Risk	Time-Based (Long-Term Vesting)	20% of Equity Compensation
2019 LTIP PSUs	At-Risk	Performance-Based (Long-Term Criteria and Vesting)	60% of Equity Compensation
Employee Benefits	Fixed	Not Applicable	Other
Severance and Change of Control	At-Risk	Not Applicable	Cash/Equity/Other

Base Salary

The following table provides information regarding the base salaries paid to our NEOs during fiscal year 2019:

Fixed ● Cash
Philosophy	Considerations	Performance Conditions
Attract and Retain Executives: • Pay competitively to attract and retain executives that are critical to the achievement of our business and strategic objectives.
• Provides a minimum level of guaranteed cash compensation necessary to attract and retain executives.

• Balance the level of fixed pay with at-risk pay to properly manage our compensation-related risk.

• No specific vesting conditions associated with payment.

• Salary reviewed and set annually based on a number of factors, including tenure, experience, scope of responsibilities, individual and Company performance, and our Peer Group data.

Changes to Base Salary as of July 1, 2018

The following table summarizes the base salaries established by the Committee for our NEOs as of July 1, 2018:

NAME	BASE SALARY

Dave Powers (1)	$1,000,000
Steven J. Fasching (2)	$400,000
Thomas A. George(3)	$575,000
David E. Lafitte (4)	$650,000
Stefano Caroti (5)	$570,000
Andrea O'Donnell (6)	$515,000

(1)	Prior to July 1, 2018, Mr. Powers base salary was $950,000.

(2)	Prior to July 1, 2018, Mr. Fasching's base salary was $350,000. Effective January 7, 2019, Mr. Fasching received a base salary increase to $500,000.

(3)	Mr. George stepped down as Chief Financial Officer in July 2018.

(4)	Prior to July 1, 2018, Mr. Lafitte's fiscal year 2018 base salary was $620,000.

(5)	Prior to July 1, 2018, Mr. Caroti's fiscal year 2018 base salary was $550,000.

(6)	Prior to July 1, 2018, Ms. O'Donnell's fiscal year 2018 base salary was $500,000.

2019 Annual Cash Incentive Awards

The following table provides information regarding the 2019 Annual Cash Incentive Awards granted to our NEOs during fiscal year 2019:

2019 ANNUAL CASH INCENTIVE AWARDS At-Risk ● Performance-Based (Short-Term) ● Cash
Philosophy	Considerations	Performance Conditions/ Vesting Provisions	2019 Pay for Performance
Pay for Performance:
• Establish appropriate short-term performance conditions that the Committee believes will drive our future growth and profitability.

Reward Achievement:
• Offer meaningful and appropriate incentives for achieving Company annual financial and operational goals that the Committee believes are important for our short and long-term success.

Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by tying bonus payout to Company performance.

Attract and Retain Executives:
• A cash bonus opportunity is considered a typical component of a competitive executive pay package for executives among our Peer Group.

• Company performance conditions based on Committee-approved annual metrics derived from our annual and long-range business and strategic plan.

• Pay based on achievement of threshold, target and maximum Company financial performance levels to reward achievement and strike appropriate balance between compensation incentives and risks.

• The "target" performance condition level is typically in line with the level of Company performance projected for each metric.

• Performance metrics used for each NEO are based on respective tenure, experience, scope of responsibilities and ability to impact results.

• Performance metrics reflect a continued focus on profitability, with revenue based metrics for certain executives who have business unit oversight responsibilities.

• Target bonus set as percentage of base salary.

• Actual bonus payout is based on achievement of fiscal year 2019 consolidated operating income for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities).

• For those executives with multiple components, the Committee assigned relative weighting to each component, which is expressed as a percentage of the targeted cash incentive amount.

• For threshold performance, 50% of the cash incentive relevant to that component would be earned. For target performance, 100% of the cash incentive relevant to that component would be earned. For maximum performance, 200% of the cash incentive relevant to that component would be earned.

• When determining Company achievement relative to the performance targets, the Committee relied upon our fiscal year 2019 audited financial statements

• Achievement below threshold levels results in no payout.

• Fiscal year 2019 consolidated operating income, business unit operating income and business unit revenue targets were achieved above the target level based on strong Company performance.

• Cash incentive payments were made at the maximum level for certain NEOs and above the target level (but below the maximum level) for other NEOs, as set forth in detail below.

Target Cash Incentive Amount

The Committee establishes a target amount of annual cash incentive compensation for each NEO, which is expressed as a percentage of base salary. The percentage is determined by the Committee by reference to a number of factors, including tenure, experience, scope of responsibilities, our recent and projected financial performance, and a review of our Peer Group data. Further, the target cash incentive amount is prorated to reflect any base salary adjustments throughout the full fiscal year so that the target amount reflects actual base salary earnings.
Performance Targets
The following table summarizes the performance conditions for the 2019 Annual Cash Incentive Awards, the relative weighting of each performance condition for each NEO, our Company's performance in light of the targets and the actual payout percentage for each component:

COMPONENT	RELATIVE WEIGHT FOR EACH NEO	THRESHOLD PERFORMANCE(1)	TARGET PERFORMANCE	MAXIMUM PERFORMANCE	PERFORMANCE AND PAYOUT(1)

Consolidated Operating Income	• 100% for Messrs. Powers, George and Lafitte • 25% for Mr. Caroti and Ms. O’Donnell	• Consolidated operating income of $231.03 million	• Consolidated operating income of $255.77 million	• Consolidated operating income of $306.92 million	• Consolidated operating income was $327.3 million, resulting in a payout of 200.00%
Business Unit Operating Income	• 40% for Mr. Caroti	• Global Omni-Channel operating income of $386.47 million	• Global Omni-Channel operating income of $417.45 million	• Global Omni-Channel operating income of $500.94 million	• Global Omni-Channel operating income was $478.3 million, resulting in a payout of 172.89%
	• 40% for Ms. O’Donnell	• Fashion Lifestyle operating income of $442.15 million	• Fashion Lifestyle operating income of $478.45 million	• Fashion Lifestyle operating income of $574.14 million	• Fashion Lifestyle operating income was $518.7 million, resulting in a payout of 142.12%
Business Unit Revenue	• 35% for Mr. Caroti	• Global Omni-Channel revenue of $1,673.99 million	• Global Omni-Channel revenue of $1,728.95 million	• Global Omni-Channel revenue of $1,867.26 million	• Global Omni-Channel revenue was $1,775.8 million, resulting in a payout of 133.87%
	• 35% for Ms. O’Donnell	• Fashion Lifestyle revenue of $1,525.36 million	• Fashion Lifestyle revenue of $1,555.41 million	• Fashion Lifestyle revenue of $1,679.84 million	• Fashion Lifestyle revenue was $1,577.3 million, resulting in a payout of 117.56%

(1)
Regardless of the level of performance with respect to the other performance metrics, in order to receive any payments for the 2019 Annual Cash Incentive Awards, a consolidated operating income threshold of at least $217.40 million was required to be achieved. This threshold was selected by the Committee based on a number of factors, including our long-range strategic plan and our financial performance during the previous fiscal year. The operating income threshold amount was achieved.

Calculation of Payout of 2019 Annual Cash Incentive Awards

The amount of cash incentive compensation actually earned by each NEO with respect to the 2019 Annual Cash Incentive Awards is calculated by multiplying the target cash incentive amount by the percentage of target earned for each relevant component, and then multiplying the amount by the relative weighting of each component, as illustrated in the table below:

NAME	TARGET PERCENTAGE OF SALARY	COMPONENT	TARGET CASH INCENTIVE AMOUNT(1)	PERCENTAGE OF TARGET EARNED FOR COMPONENT	RELATIVE WEIGHT OF COMPONENT	PAYOUT FOR EACH COMPONENT(2)	TOTAL PAYOUT

Dave Powers	125%	Consolidated Operating Income	$1,234,418	200.00%	100%	$2,468,836	$2,468,836
Steven J. Fasching	75%(3)	Consolidated Operating Income	$280,959	200.00%	100%	$561,918	$561,918
Thomas A. George(4)	75%	Consolidated Operating Income	$431,250	200.00%	100%	$125,240	$125,240
David E. Lafitte	75%	Consolidated Operating Income	$481,890	200.00%	100%	$963,781	$963,781
Stefano Caroti	75%	Consolidated Operating Income	$105,940	200.00%	25%	$211,880	$703,498
		Global Omni-Channel Operating Income	$169,504	172.89%	40%	$293,063	_
		Global Omni-Channel Revenue	$148,316	133.87%	35%	$198,555	_
Andrea O'Donnell	75%	Consolidated Operating Income	$95,861	200.00%	25%	$191,723	$567,471
		Fashion Lifestyle Operating Income	$153,378	142.12%	40%	$217,977	_
		Fashion Lifestyle Revenue	$134,206	117.56%	35%	$157,771	_

(1)	Target cash incentive amount prorated to reflect any base salary adjustments throughout the fiscal year.

(2)	Actual target cash incentive payout prorated to reflect actual base salary earnings for the fiscal year.

(3)	Mr. Fasching's target percentage of salary was adjusted from 50% to 75% on July 1, 2018. Actual target cash incentive payout has been prorated to reflect this adjustment.

(4)	Mr. George stepped down as Chief Financial Officer in July 2018.

2019 Annual Performance Stock Units

The following table provides information regarding the 2019 Annual PSUs granted to our NEOs during fiscal year 2019:

2019 ANNUAL PSUs At-Risk ● Performance-Based (Short-Term) + Long-Term Vesting 20% of Equity Compensation
Philosophy	Considerations	Performance Conditions/ Vesting Provisions	2019 Pay for Performance
Pay for Performance:
• Vesting of awards dependent on achievement of profitability target, which is consistent with one of our strategic objectives.

Reward Achievement:
• Offer incentives for achieving short-term Company financial goals.

Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by focusing performance conditions on profitability.

Attract and Retain Executives:
• Additional long-term three-year vesting requirement once performance conditions are achieved to further encourage retention of our executives.

• Structured as restricted stock units, or RSUs, that may be settled for our common stock.

• Company performance condition is based on a Committee-approved metric derived from our annual and long-range business and strategic plans.

• EPS is an important indicator of profitability, which is a strategic focus and aligns executives’ interests with those of our stockholders.

• Awards vest based on achievement of threshold and target Company financial performance levels to reward achievement and strike appropriate balance between compensation incentives and risks.

• The "target" performance condition level is typically in line with the level of Company performance projected for the metric.

• Vest subject to achievement of EPS target for fiscal year 2019, the year in which they were granted.

• If performance conditions are met above the threshold level for the EPS target, the number of 2019 Annual PSUs that will vest will increase up to a maximum of 100% of the underlying shares. No additional payouts for performance beyond 100% of target.

• If performance conditions are met, awards vest based on continued employment in three equal installments over three years commencing August 15, 2019.

• When determining Company achievement relative to the performance target, the Committee relied upon our fiscal year 2019 audited financial statements.

• Achievement below threshold level results in no vesting.

• The EPS threshold level for fiscal year 2019 was $5.89; the target level was $6.54.

• Fiscal year adjusted 2019 EPS was $8.61(1).

• Since the fiscal year 2019 EPS threshold level was achieved above the target level based on strong Company performance, the awards were earned as to 100% of the underlying shares.

• The value of these awards increases over time as the value of our stock price increases.

(1)
Consistent with the terms of the 2015 Plan pursuant to which the 2019 Annual PSUs were granted, and in line with our historical practice, the Committee adjusted our fiscal year 2019 financial results for certain non-recurring items when determining Company achievement relative to the EPS performance target. For fiscal year 2019, this adjustment resulted in the exclusion of certain shares of our common stock that were repurchased by us. The Committee determined this adjustment was appropriate because these share repurchases were not (i) related to our core operating results, or (ii) indicative of the performance of our ongoing business operations. The fiscal year 2019 EPS was achieved above the target level.

Calculation of Payout of 2019 Annual PSUs

The amount of shares underlying the 2019 Annual PSUs actually earned by each NEO is set forth in the table below, which reflects 100% of the granted amounts:

NAME	NUMBER OF SHARES EARNED

Dave Powers	5,055
Steven J. Fasching	1,011
David E. Lafitte	1,518
Stefano Caroti	1,389
Andrea O'Donnell	1,095

2019 Time-Based Restricted Stock Units

The following table provides information regarding the 2019 Time-Based RSUs granted to our NEOs during fiscal year 2019:

2019 TIME-BASED RSUs At-Risk ● Time-Based (Long-Term) 20% of Equity Compensation
Philosophy	Considerations	Performance Criteria/ Vesting Provisions	2019 Grants
Attract and Retain Executives:
• Promote retention of our executives because awards vest over three-year long-term service period.

Align Interests with Stockholders:
• Align the interests of executives with those of stockholders by issuing equity awards the value of which is correlated to our stock price.
	• Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk. • Primarily used for retention of our executives. • Customary among our Peer Group.	• Awards vest based on continued employment in three equal installments over three years commencing August 15, 2019.
• Each of our NEOs (other than Mr. George) were granted 2019 Time-Based RSUs in an amount equal to 20% of their total equity compensation for fiscal year 2019.

• The value of these awards increases over time as the value of our stock price increases.

2019 Long-Term Incentive Plan Performance Stock Units
The following table provides information regarding the 2019 LTIP PSUs granted to our NEOs during fiscal year 2019:

2019 LTIP PSUs At-Risk ● Performance-Based (Long-Term) 60% of Equity Compensation
Philosophy	Considerations	Performance Conditions/ Vesting Provisions	2019 Pay for Performance
Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by focusing performance conditions on profitability and revenue and issuing awards that increase in value as our stock price increases.

• Ensure that compensation is tied to total stockholder return.

Pay-for-Performance:
• Vesting of awards dependent on achievement of profitability and revenue targets, which are consistent with achievement of our strategic objectives.

Reward Achievement:
• Offer incentives for achieving long-term three year Company financial goals.

Attract and Retain Executives:
• Promote retention of our executives because PSUs vest based on performance targets to be achieved in the future.

• Company performance condition is based on Committee-approved metrics derived from our long-range business and strategic plan.

• Pre-tax income and revenue support our focus on profitability and revenue as key strategic initiatives and align executives’ interests with the execution of our long-range plan.

• 50% of each award will vest subject to the achievement of a pre-established pre-tax income target measured in fiscal year 2020, based on our three-year long range plan.

• 50% of each award will vest subject to the achievement of a pre-established revenue target measured in fiscal year 2020, based on our three-year long range plan.

• Consistent with our historical practice, we intend to disclose the performance targets, as well as our performance relative to those targets, following completion of the performance period.

• No vesting of any portion of the award will occur if the Company fails to achieve revenue and pre-tax income thresholds. To the extent Company financial performance is achieved above the threshold, the number of PSUs that will vest from the threshold to the target, and then from the target to the maximum, will increase as determined by linear interpolation.
• To the extent Company performance is achieved above the threshold level for each of the performance metrics (pre-tax income and revenue), the number of PSUs that will vest will be increased, provided that the maximum number of PSUs that may vest with respect to a particular award will not exceed 200% of the targeted amount for that award regardless of the level of Company performance.
• The executive must provide continued service through March 31, 2020.
• Following a determination that the performance metrics have been achieved, the vesting of the awards will be subject to adjustment based upon the application of a TSR modifier.
• When determining Company achievement relative to the performance target, the Committee will rely upon our fiscal year 2020 audited financial statements, as may be adjusted by the Committee for certain non-recurring items.

• We believe it is probable that the performance condition for the 2019 LTIP PSUs will be achieved, and therefore we currently expect these awards will vest.

• As further described below, the number of shares that are subject to vesting under the awards will be further adjusted based on the total stockholder return (TSR) generated by our Company relative to our peer group to ensure we take into account our performance on both an absolute and relative basis.

TSR Modifier

The 2019 LTIP PSU awards earned are subject to adjustment based on a TSR modifier. The amount of the adjustment will be determined based upon a comparison of Company TSR relative to the TSR of a pre-determined set of peer group companies, or TSR Peer Group, for the 36-month performance period commencing on April 1, 2018 and ending on March 31, 2021. For purposes of the 2019 LTIP PSUs, the TSR Peer Group used is different than the Peer Group the Committee used for executive compensation benchmarking purposes. Depending on Company TSR relative to the TSR of the TSR Peer Group, the number of RSUs that will be subject to vesting pursuant to each 2019 LTIP PSU will be modified as follows with straight line interpolation between the percentiles:

Company TSR Relative to Peer Group TSR (Percentile)	TSR Modifier (Multiplier)

≥75th	125%
55th	100% (no modification)
≤25th	75%

Notwithstanding the foregoing, in the event that Company TSR is greater than or equal to the 55th percentile relative to the TSR of the TSR Peer Group , but Company TSR is a negative amount, the TSR modifier will not be applied (the number of RSUs to be vested will not be increased as a result of the TSR multiplier). In addition, regardless of Company TSR relative to the TSR of the TSR Peer Group, the maximum number of RSUs that may vest pursuant to a particular 2019 LTIP PSU will not exceed 200% of the targeted amount.

Employee Benefits

The following table provides information regarding the key employee benefits granted or paid to our NEOs during fiscal year 2019:

Philosophy	Considerations	Benefits
Attract and Retain Executives: • Provide our NEOs with competitive broad-based employee benefits structured to attract and retain key executives.	• Generally reflect benefits provided to all of our US-based full-time employees. • Provides a standard package of benefits necessary to attract and retain executives.
• 401(k) defined contribution plan.

• 401(k) plan Company match of 50% of each eligible participant's tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis, with a true-up contribution if such eligible participant is employed by our Company on the 1st day of the calendar year.

• Premiums for long-term disability insurance and life insurance for the benefit of the employees.

• Health and welfare benefit plans.

• Relocation expenses for new hires.

• Standard employee product discounts.

• NEOs and certain other senior executives are eligible to contribute to our Nonqualified Deferred Compensation Plan, or NQDC Plan, and our Company may choose to match any or all such contributions. The NQDC Plan is described in further detail in the section of this Proxy Statement titled "Nonqualified Deferred Compensation."

Severance and Change of Control
The following table provides information regarding the severance and change of control provisions in our severance agreements and equity award agreements entered into with each of our NEOs:

Severance and Change of Control Provisions
Philosophy	Considerations	Terms
Attract and Retain Executives:
• Retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives.

• Intended to ease an NEO's transition due to an unexpected employment termination.

• The employment of our NEOs is "at will," meaning we can terminate them at any time and they can terminate their employment with us at any time.

• "Double-trigger" provisions preserve morale and productivity and encourage executive retention in the face of the potentially disruptive impact of a change of control.

• These provisions are considered a typical component of a competitive executive compensation program for executives among our Peer Group.

• The provisions take into account the expected time it takes a separated executive to find a similarly situated job.

Change of Control and Severance Agreements:
• Provide for certain cash payments, and the vesting of certain equity awards, in the event there is a separation of employment under various circumstances.

Equity Award Agreements:
• Provide for accelerated vesting of awards upon a change of control if the recipient is terminated by the acquiring entity in connection with the change of control under specified circumstances. In addition, vesting of awards will be accelerated in full if the acquiring entity does not agree to provide for the assumption or substitution of the awards, and for certain outstanding historical awards if the transaction is not approved by a majority of the continuing directors.

For additional information about the severance and change of control provisions in our severance agreements and equity award agreements, please refer to the section of this Proxy Statement titled "Potential Payments upon Termination or Change of Control."

OTHER COMPENSATION CONSIDERATIONS

Role of Executive Officers in Compensation Decisions

At the request of the Committee, our Chief Executive Officer or other senior management personnel may provide performance and compensation information to the Committee to inform its compensation decisions. However, our executives are not permitted to be present during any deliberations and voting regarding their own compensation, or during any executive sessions of the Committee. The Committee considers the information provided by our management, as well as information and advice provided by FWC, when making compensation decisions for our NEOs and other executives. The Committee, which is comprised solely of independent directors under applicable SEC and NYSE rules, thoroughly evaluates and approves all elements of compensation for our NEOs and other executives.

Compensation Risk Considerations

The Committee is responsible for reviewing the rewards that may be derived from our compensation program for all employees, including our NEOs, to assess whether the program encourages excessive or unnecessary risk-taking. The Committee conducts a thorough compensation risk analysis at least annually, but also takes into account compensation-related risks each time it grants compensation awards throughout the fiscal year. In conducting these assessments, the Committee considers a number of factors including the following:

•	Our compensation program consists of both fixed pay and at-risk pay, and the Committee reviews this mix annually.

•	Our Peer Group and industry compensation data is reviewed regularly to ensure that our compensation program is appropriate and competitive.

•	We have adopted a median pay philosophy whereby we remain focused on setting our executives’ target total compensation at the median compared to our Peer Group.

•
Performance-based awards are earned based on the achievement of distinct Company and business unit performance goals over multiple time periods. Separately, we seek to limit overlap between our applicable performance conditions to ensure our compensation program is encouraging healthy and sustained growth across our business.

•	Our performance-based awards are subject to maximum award amounts to cap the potential compensation amount associated with an award.

•
Our executive compensation program encourages executive retention through long-term vesting provisions. For fiscal year 2019, all of the equity awards we granted were subject to three-year long-term vesting.

•	We have adopted stock ownership guidelines, which encourage executives to have a significant, long-term equity position in our Company.

•	Our performance-based awards are subject to clawback provisions.

•	Our insider trading policy prohibits our NEOs and other executive officers from hedging the economic interest in our securities, and from pledging our securities.

•	Our severance and change of control benefits are designed to attract and retain executives without providing excessive benefits.

•
Our equity awards are intended to provide for “double-trigger” vesting upon a change of control. We adopted changes to our equity award agreements in fiscal year 2018 to ensure our awards continue to be viewed as “double-trigger” awards.

The Committee believes that, although the majority of the compensation opportunity provided to our executives is at-risk pay that is determined based upon the achievement of Company performance conditions, our executive compensation program does not encourage excessive or unnecessary risk-taking. The Committee does not believe that our compensation program is reasonably likely to have a material adverse effect on us.

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. During fiscal year 2019, our principal executive officer was Dave Powers, our President and Chief Executive Officer.

For fiscal year 2019, the annual total compensation of our median employee was $37,799. The annual total compensation of our President and Chief Executive Officer was $6,466,472, as reported in the Summary Compensation Table below.

Based on this information, the fiscal year 2019 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 171:1.

Consistent with Item 402(u) of Regulation S-K, we identified our median employee as of March 1, 2019 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly, temporary and seasonal employees), (B) overtime paid during the year, and (C) target incentive compensation, and (ii) ranking this compensation measure for our employees from lowest to highest. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying an 11-month average trailing exchange rate for each applicable currency. This calculation was performed for all of our employees, excluding Mr. Powers, except as described below. After identifying our median employee as described above, we calculated that individual’s 2019 total annual compensation in accordance with the requirements of the applicable SEC rules.

Individuals (with corresponding number of employees, representing all employees in that jurisdiction) who were employed in Canada (109), Vietnam (50) and Austria (13) were excluded from the employee population for purposes of this disclosure, pursuant to the de minimis exemption set forth in the applicable SEC rules. For fiscal year 2019 we did not exclude employees who were employed in Belgium because the exclusion of such employees, in addition to those identified above, would exceed the 5% threshold permitted by the de minimis exemption. We determined that this change did not materially impact the identification of the median employee. After taking into consideration the foregoing exemption, on March 1, 2019, we had 1,982 U.S. employees and 1,323 non-U.S. employees. Irrespective of the use of the exemption on the same date we had 1,982 U.S. employees and 1,495 non-U.S. employees.

The pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

Clawback Policy

Consistent with our executive compensation philosophy, which seeks to reward executive officers for financial performance that creates value for our stockholders, we have adopted a Clawback Policy. Under this policy, we will seek reimbursement with respect to performance-based compensation paid or awarded to our executive officers when the following three factors exist:

•
the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the SEC, that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;

•	a lower payment or award would have been made to such executive officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and

•	the need for the restatement was identified within three years after the date of the first public issuance or filing of the financial results that were subsequently restated.

The reimbursement to be sought by our Company will be equal to the portion of any performance-based compensation paid to or received by such executive officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported.

Stock Ownership Guidelines

To further align the interests of our directors and executive officers with those of our stockholders, we have adopted Stock Ownership Guidelines. The Committee periodically reviews our Stock Ownership Guidelines to ensure it continues to evolve to take into account changes to our executive compensation program.

The minimum ownership thresholds for our NEOs are determined as a multiple of the NEO's base salary as of the beginning of each calendar year. Absent extraordinary circumstances (e.g., unusual volatility in stock price) it is expected that our NEOs will strive to achieve the applicable level of ownership , subject to exceptions that may be granted by the Committee. Unless and until an NEO reaches the required ownership level, the NEO must retain at least 75% of the shares, after payment of any applicable exercise price and tax withholdings, and 75% of any exercisable options that are granted or acquired through our equity compensation program.

Our directors are required to adhere to the stock ownership guidelines that are referenced in our Corporate Governance Guidelines. The minimum ownership threshold (including deferred shares) for our directors is determined as a multiple of the annual retainer fee and must be achieved within five years of the initial election of the director.

The following table provides a summary of the Stock Ownership Guidelines applicable to our NEOs and directors:

POSITION	STOCK OWNERSHIP GUIDELINES

Chief Executive Officer	6x Annual Base Salary
Other NEOs	3x Annual Base Salary
Directors	5x Annual Board Retainer Fee

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code, or the Code, as amended by the Tax Cuts and Jobs Act, or TCJA. That section generally limits the deductibility of compensation paid by a publicly-held company to “covered employees” for a taxable year to $1.0 million. Effective for taxable years beginning on and after January 1, 2018, “covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as cash incentive and stock option awards, that satisfied certain criteria. This exception to the Section 162(m) deduction limit for “performance-based compensation” was repealed by the TCJA. Thus, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date, effective for taxable years beginning on and after January 1, 2018 our tax deduction with regard to compensation of “covered employees” is limited to $1.0 million per taxable year with respect to each executive officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the Committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for deductibility under Section 162(m) of the Code. However, awards that we granted that were intended to qualify as “performance-based compensation” may not necessarily qualify for such status under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our Change of Control and Severance Agreements do not allow for excise tax gross up payments.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Lauri M. Shanahan (Chair)
Michael F. Devine, III
William L. McComb
Bonita C. Stewart
The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid or awarded to our NEOs during fiscal years 2019, 2018 and 2017. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Comp. ($)(3)	All Other Comp. ($)(4)	Total ($)

Dave Powers Chief Executive Officer	2019	987,534	—	2,999,747	—	2,468,836	10,355	6,466,472
	2018	950,000	—	1,199,964	1,800,007	2,108,397	11,129	6,069,497
	2017	901,923	—	1,200,043	1,788,698	—	10,325	3,900,989

Steven J. Fasching(5) Chief Financial Officer	2019	408,493	—	649,989	—	561,918	18,857	1,639,257

Thomas A. George(6) Former Chief Financial Officer	2019	190,192	—	—	—	125,240	382,363(7)	697,795
	2018	575,000	—	339,937	510,011	765,681	23,108	2,213,737
	2017	567,308	—	339,953	506,801	—	22,592	1,436,654

David Lafitte Chief Operating Officer	2019	642,521	—	900,280	—	963,781	10,778	2,517,360
	2018	620,000	—	360,031	539,997	825,604	10,032	2,355,664
	2017	613,846	—	360,024	536,617	—	20,371	1,530,858

Stefano Caroti President of Omni-Channel	2019	565,014	—	824,693	—	703,498	57,650(8)	2,150,855
	2018	550,000	—	329,959	494,993	656,204	76,332	2,107,488
	2017	534,615	—	730,027	491,906	—	31,538	1,788,086

Andrea O'Donnell(9) President of Fashion Lifestyle	2019	511,260	—	649,946	—	567,471	10,251	1,738,928
	2018	500,000	—	249,998	374,999	558,436	27,655	1,711,088
	2017	451,923	250,000	799,991	372,640	—	185,326	2,059,880

(1)
The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon the probable outcome of such conditions.

(2)
Amounts with respect to fiscal year 2019 reflect grants made to our NEOs of 2019 Annual PSUs, 2019 Time-Based RSUs and 2019 LTIP PSUs. Refer to the sections of this Proxy Statement titled "2019 Annual Performance Stock Units,” “2019 Time-Based Restricted Stock Units” and "2019 Long-Term Incentive Plan Performance Stock Units" for additional information.

(3)
These amounts reflect the cash incentive payments made to our NEOs under our 2019 Annual Cash Incentive Awards. Refer to the section of this Proxy Statement titled "2019 Annual Cash Incentive Awards” for additional information.

(4)
Except as otherwise specifically noted in the footnotes below, the amounts in this column reflect payments to certain NEOs of our matching contributions under the 401(k) plan and NQDC Plan, as well as life insurance premiums paid on policies that have been adopted for the benefit of our NEOs.

(5)	Mr. Fasching was appointed Chief Financial Officer in July 2018, and initially became an NEO in fiscal year 2019.

(6)	Mr. George stepped down as Chief Financial Officer effective July 2018.

(7)	In addition to certain payments referred to in footnote 4 above, we paid Mr. George severance payments in the amount of $375,961 in fiscal year 2019.

(8)	In addition to certain payments referred to in footnote 4 above, we paid Mr. Caroti relocation expenses in the amount of $16,355 in fiscal year 2019.

(9)	Ms. O'Donnell joined us in April 2016 as President of Fashion Lifestyle, and initially became an NEO commencing in fiscal year 2017.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2019

The following table sets forth all grants of plan-based awards made to our NEOs during fiscal year 2019. The amounts set forth in the table do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2019 Executive Compensation Program.”

		Potential Payouts as of Grant Date Under Non-Equity Incentive Plan Awards(1)			Potential Payouts as of Grant Date Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares (#)(4)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Awards ($)(5)

Name	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)

Dave Powers		617,209	1,234,418	2,468,836	—	—	—	—	—	—	—
	6/26/18	—	—	—	2,528(2)	5,055(2)	5,055(2)	—	—	—	599,877
	6/26/18	—	—	—	—	—	—	5,055	—	—	599,877
	9/19/18	—	—	—	7,485(3)	14,970(3)	29,940(3)	—	—	—	1,799,993
Steven J. Fasching		140,480	280,959	561,918	—	—	—	—	—	—	—
	6/26/18	—	—	—	506(2)	1,011(2)	1,011(2)	—	—	—	119,975
	6/26/18	—	—	—	—	—	—	1,011	—	—	119,975
	9/19/18	—	—	—	1,497(3)	2,994(3)	5,988(3)	—	—	—	359,999
	1/7/19	—	—	—	—	—	—	400	—	—	50,040
David E. Lafitte		240,945	481,890	963,781	—	—	—	—	—	—	—
	6/26/18	—	—	—	759(2)	1,518(2)	1,518(2)	—	—	—	180,141
	6/26/18	—	—	—	—	—	—	1,518	—	—	180,141
	9/19/18	—	—	—	2,246(3)	4,491(3)	8,982(3)	—	—	—	539,998
Stefano Caroti		211,880	423,760	847,520	—	—	—	—	—	—	—
	6/26/18	—	—	—	695(2)	1,389(2)	1,389(2)	—	—	—	164,833
	6/26/18	—	—	—	—	—	—	1,389	—	—	164,833
	9/19/18	—	—	—	2,059(3)	4,117(3)	8,234(3)	—	—	—	495,028
Andrea O'Donnell		191,723	383,445	766,890	—	—	—	—	—	—	—
	6/26/18	—	—	—	548(2)	1,095(2)	1,095(2)	—	—	—	129,944
	6/26/18	—	—	—	—	—	—	1,095	—	—	129,944
	9/19/18	—	—	—	1,622(3)	3,244(3)	6,488(3)	—	—	—	390,059

(1)
The amounts in this column reflect the potential payouts under the 2019 Annual Cash Incentive Awards as of the grant date of such awards. Each of the performance conditions was achieved above the target level for all NEOs and at the maximum level for certain NEOs in fiscal year 2019. Cash incentive payments were made in July 2019. Refer to the section of this Proxy Statement titled "2019 Annual Cash Incentive Awards" for additional information.

(2)
These awards reflect the grant of 2019 Annual PSUs. The performance condition was achieved above the target level in fiscal year 2019 and the awards were earned with respect to 100% of the underlying shares. Following achievement of the performance condition, these awards will vest over three years in equal annual installments on August 15, 2019, 2020 and 2021. Refer to the section of this Proxy Statement titled "2019 Annual Performance Stock Units" for additional information.

(3)
These awards reflect the grant of 2019 LTIP PSUs. These awards may vest based upon our achievement of a performance target for fiscal year 2021. As of the date of this Proxy Statement, we believe it is probable that the performance condition for the 2019 LTIP PSUs will be achieved, and therefore we currently expect these awards will vest as to up to 200% of the underlying shares. Refer to the section of this Proxy Statement titled "2019 Long-Term Incentive Plan Performance Stock Units" for additional information.

(4)
The awards in this column reflect the grant of 2019 Time-Based RSUs. These awards vest over three years in equal annual installments on August 15, 2019, 2020 and 2021. Refer to the section of this Proxy Statement titled "2019 Time-Based Restricted Stock Units" for additional information.

(5)
The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon the probable outcome of such conditions.

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END

The following table sets forth equity awards granted to our NEOs that remained outstanding as of March 31, 2019. The market values of the awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2019 Executive Compensation Program.”

	Stock Options				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)	Market value of shares that have not vested ($)(3)	Number of unearned shares that have not vested (#) (4)	Market value of unearned shares that have not vested ($)(5)

Dave Powers	68,089(1)	—	61.86	3/31/2026	25,164(7)	3,698,856	14,970	2,200,440
	—	71,914(2)	69.29	6/13/2024	—	—	—	—
Steven J. Fasching	—	—	—	—	5,559(8)	817,117	2,994	440,088
Thomas A. George	19,292(1)	—	61.86	3/31/2026	—	—	—	—
	—	20,376(2)(6)	69.29	6/13/2024	—	—	—	—
David E. Lafitte	20,427(1)	—	61.86	3/31/2026	7,553(9)	1,110,215	4,491	660,132
	—	21,574(2)	69.29	6/13/2024	—	—	—	—
Stefano Caroti	18,725(1)	—	61.86	3/31/2026	9,258(10)	1,360,833	4,117	605,158
	—	19,776(2)	69.29	6/13/2024	—	—	—	—
Andrea O'Donnell	14,185(1)	—	61.86	3/31/2026	8,153(11)	1,198,409	3,244	476,836
	—	14,982(2)	69.29	6/13/2024	—	—	—	—

(1)
These awards reflect 2017 LTIP NQSOs that were granted in November 2016. Our Compensation Committee has determined that the performance condition was achieved, and the options are fully vested and exercisable.

(2)	These awards reflect 2018 LTIP NQSOs that were granted in June 2017. The options vest as to 100% of the underlying shares on March 31, 2020, subject to achievement of certain performance criteria.

(3)	In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 29, 2019, which was $146.99.

(4)
Each of the stock awards are 2019 LTIP PSUs that were granted in September 2018 which remain outstanding and subject to long-term performance and service conditions. The shares included in this column reflect the number of PSUs that will vest upon achievement of the performance conditions at the target level of 100%. However, the maximum number of PSUs that may vest with respect to a particular award is 200% of the targeted amount, and the PSUs will vest on March 31, 2021, subject to achievement of the performance conditions.

(5)
In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 29, 2019, which was $146.99. The market value of the 2019 LTIP PSUs was calculated as to 100% of the shares underlying the awards.

(6)	These NQSO awards were forfeited upon Mr. George's retirement as Chief Financial Officer in July 2018.

(7)
This amount consists of (i) 3,508 time-based RSUs granted in June 2016, which shares vest as to 100% on August 15, 2019, (ii) 5,773 annual PSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020,(iii) 5,773 time-based RSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iv) 5,055 2019 Annual PSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, and (v) 5,055 2019 Time-Based RSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021.

(8)
This amount consists of (i) 558 time-based RSUs granted in July 2016, which shares vest as to 100% on August 15, 2019, (ii) 365 time-based RSUs granted in August 2016, which shares vest as to 100% on August 15, 2019, (iii) 738 annual PSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iv) 1,476 time-based RSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (v) 1,011 2019 Annual PSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, (vi) 1,011 2019 Time-Based RSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, and (vii) 400 2019 Time-Based RSUs granted in January 2019, which shares vest as to 33.3% on January 7, 2020, 2021, and 2022.

(9)
This amount consists of (i) 1,053 time-based RSUs granted in June 2016, which shares vest as to 100% on August 15, 2019, (ii) 1,732 annual PSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iii) 1,732 time-based RSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iv) 1,518 2019 Annual PSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, and (v) 1,518 2019 Time-Based RSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021.

(10)
This amount consists of (i) 3,304 time-based RSUs granted in June 2016, which shares vest as to 100% on August 15, 2019, (ii) 1,588 annual PSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iii) 1,588 time-based RSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iv) 1,389 2019 Annual PSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, and (v) 1,389 2019 Time-Based RSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021.

(11)
This amount consists of (i) 2,095 time-based RSUs granted in June 2016, which shares vest as to 100% on June 15, 2019, (ii) 1,462 time-based RSUs granted in June 2016, which shares vest as to 100% on August 15, 2019, (iii) 1,203 annual PSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (iv) 1,203 time-based RSUs granted in June 2017, which shares vest as to 50% on August 15, 2019 and 2020, (v) 1,095 2019 Annual PSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021, and (vi) 1,095 2019 Time-Based RSUs granted in June 2018, which shares vest as to 33.3% on August 15, 2019, 2020, and 2021.

FISCAL YEAR 2019 OPTION EXERCISES AND STOCK VESTED

The following table provides information for our NEOs regarding option exercises and stock award vesting during fiscal year 2019, including the number of shares acquired upon exercise or vesting and the value realized as determined based on applicable SEC rules. The value realized does not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Dave Powers	—	—	9,280	1,100,979
Steven J. Fasching	—	—	2,030	240,839
Thomas A. George(3)	—	—	2,628	311,786
David E. Lafitte	—	—	2,784	330,294
Stefano Caroti	—	—	6,399	772,798
Andrea O'Donnell	—	—	4,758	564,845

(1)
The total number of shares actually received by our NEOs, net of shares withheld for taxes, were as follows: 4,681 for Mr. Powers, 1,331 for Mr. Fasching, 1,706 for Mr. George, 1,405 for Mr. Lafitte, 3,816 for Mr. Caroti, and 2,972 for Ms. O'Donnell.

(2)
Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the vesting of the stock awards, which is based on the closing price of our common stock on the applicable vesting dates.

(3)	Mr. George stepped down as Chief Financial Officer in July 2018.

NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Deferred Compensation Plan

The Committee has adopted the NQDC Plan, which is an unfunded, nonqualified deferred compensation program sponsored by our Company to provide certain members of our management the opportunity to defer compensation into the NQDC Plan. The NQDC Plan year is from January 1st to December 31st. Participants may defer up to 50% of their annual base salary and up to 85% of any cash incentive bonus under the NQDC Plan. We have the option, but not the obligation, to make discretionary or matching cash contributions to NQDC Plan participants. We have established a rabbi trust as a reserve for the benefits payable under the NQDC Plan. During fiscal year 2019, certain of our NEOs elected to make contributions to the NQDC Plan, and the Committee elected to match a portion of the contributions under the NQDC Plan.

Name	Executive contributions during fiscal year 2019 ($)(1)	Registrant contributions during fiscal year 2019 ($)(2)	Aggregate earnings during fiscal year 2019 ($)	Aggregate withdrawals/distributions during fiscal year 2019 ($)	Aggregate balance at end of fiscal year 2019 ($)

Dave Powers	—	—	3,801	—	35,809
Steven J. Fasching	—	—	—	—	—
Thomas A. George(3)	270,279	(20,242)	10,574	(503,713)	216,114
David Lafitte	—	—	12,551	—	185,142
Stefano Caroti	217,856	28,236	31,748	—	714,721
Andrea O'Donnell	—	—	—	—	—
Total	488,135	7,994	58,674	(503,713)	1,151,786

(1)
The amounts reported in this column reflect contributions made by our NEOs under the NQDC Plan during fiscal year 2019. These amounts are separately included in the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.

(2)
The amounts reported in this column reflect contributions made by us to our NEOs under the NQDC Plan during fiscal year 2019. These amounts are separately included in the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.

(3)	Mr. George stepped down from his position as Chief Financial Officer in July 2018.
Deferred Stock Unit Compensation Plan

The Committee has also adopted a Deferred Stock Unit Compensation Plan. Under the plan, a director or employee who holds unvested RSUs may elect to defer settlement of up to 100% of the awards. For each unit of our common stock held pursuant to an award of RSUs that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be distributed, as described in the plan, at the time elected by the participant. A participant’s Deferred Stock Units will be settled in shares of our common stock, as more specifically described in the plan. None of our NEOs elected to participate in the plan during fiscal year 2019.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Change of Control and Severance Agreements

We have entered into Change of Control and Severance Agreements, or Severance Agreements, with each of our NEOs. The information below describes compensation and benefits that are payable or earned under the Severance Agreements with our NEOs (which are each referred to therein as an “executive”) upon the occurrence of different termination events:

Termination by our Company for Cause, or by Executive other than for Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company for Cause, or the executive terminates his or her employment, other than for Good Reason, then the NEO will receive the following from our Company:

•
payment of his or her accrued base salary, accrued vacation, reimbursement for reimbursable expenses, accrued and vested benefits under our plans or programs and other benefits required to be paid by law, accrued but unpaid non-equity incentive bonus for the prior fiscal year (excluding any non-equity incentive bonus for the year of termination); and

•	right to exercise all vested equity awards pursuant to the terms of the applicable award agreement.

Termination due to Death or Total Disability

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated due to his or her death or Total Disability, then in addition to those benefits provided upon a termination by our Company for Cause or by Executive other than for Good Reason, the NEO will receive:

•
pro-rated portion of his or her non-equity incentive bonus for the current fiscal year based on actual length of service during the year of termination and actual achievement by our Company of the performance conditions in respect of such bonus previously established by the Committee.

Termination by our Company without Cause or by Executive for Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by Executive for Good Reason, then in addition to those benefits provided upon a termination due to death or Total Disability, the NEO will receive:

•	payment of his or her then effective annual base salary for one year following his or her termination, subject to such executive signing a release; and

•	receipt of health benefits for a period of one year following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.

Termination without Cause or by Executive for Good Reason within Two Years of a Change of Control

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by the executive for Good Reason within two years of a Change of Control, then in addition to those benefits provided upon a termination due to Death or Total Disability, the NEO will receive:

•
subject to such executive signing a release, payment of a specified proportion of his or her then effective annual base salary plus the greater of (i) one and one-half times the targeted non-equity incentive bonus immediately prior to the termination or (ii) one and one-half times the average actual non-equity incentive bonus for the previous three years; and;

•	receipt of health benefits for a specified period of months following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.

For purposes of the Severance Agreements, “Cause” means (i) any willful breach of duty by the executive in the course of his or her employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of our insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame our Company, engaging in conduct which is materially injurious to our Company or our affiliates, or any of our respective customer or supplier relationships, financially or otherwise, or (v) the executive’s gross negligence or continued failure to perform duties or executive’s continued incapacity to perform such duties.

“Good Reason” means without the consent of the executive (i) the occurrence of material breach of this agreement by our Company, or (ii) if within two years of a change of control, there is a material reduction of the executive’s total compensation, benefits, and perquisites, our Company's relocation is greater than 50 miles from the location where the executive performs services, or a material change in the executive’s position or duties; provided, however, no such event shall constitute Good Reason unless the executive shall have given written notice to our Company of the executive’s intent to resign for “Good Reason” within 30 days after the executive first becomes aware of the occurrence of any such event (specifying the nature and scope of the event) and such event or occurrence shall not have been cured within 30 days of our receipt of such notice.

“Change of Control” means the occurrence of a merger, consolidation, sale of all or a major portion of the assets of our Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of our Company (or a successor organization).

No NEOs will be entitled to gross ups for excise tax penalty on “excess golden parachute payments” as a result of termination following a Change of Control.

A change in a majority of the members of our Board would not constitute a Change of Control under the Severance Agreements.

Equity Award Agreements

Pursuant to the “double-trigger” vesting provisions of the awards outstanding as of the end of fiscal year 2019 under the 2006 Equity Incentive Plan, or 2006 Plan, and 2015 Plan, except as specifically noted below, the vesting of each award will be accelerated in full in the event of a change of control that is approved by a majority of the Continuing Directors (as defined in the award agreements) if the acquiring or successor entity in the change of control provides for the continuance or assumption of the award agreement, or the substitution for the award agreement of a new agreement of comparable value covering shares of a successor corporation, and (i) the recipient is terminated by the acquiring company without Cause or pursuant to a Constructive Termination (as such terms are defined in the relevant award agreements) within either 12 or 24 months of such change of control; or (ii) only in the case of the 2017 LTIP NQSOs and 2018 LTIP NQSOs, the recipient has provided Continuous Service (as defined in the award agreements) through the applicable performance vesting date.

Notwithstanding the foregoing summary, the award agreements governing the grants of the 2019 Annual PSUs only provide for acceleration as described above to the extent that the Committee determines that at least the “threshold” performance conditions associated with the awards have been met unless the change of control occurs prior to the end of the relevant performance period, in which case the unvested PSUs will accelerate in full, regardless of achievement of the performance condition.

In addition, the vesting of each equity award will be accelerated in full if: (i) for certain of the outstanding historical awards, a change of control occurs that has not been approved by a majority of the Continuing Directors; or (ii) the acquiring or successor entity in the change of control does not agree to continue or assume the award agreement, or substitute new awards of comparable value. In the case of the 2019 Annual PSUs, if the change in control occurs after the relevant performance period, only the 2098 Annual PSUs earned based upon the achievement of the relevant performance condition, as determined by the Committee, will accelerate.

Severance and Change of Control Payments

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event that a termination of employment had occurred on March 31, 2019. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid cash incentive compensation, and reimbursement of expenses.

The payments to be made, and the stock and option awards to be vested, in connection with different termination events (including in connection with a change of control) for each of our NEOs have been determined by reference to the terms of the applicable Severance Agreements and equity award agreements. Except as described above, no payments or benefits would be provided to our NEOs in the event of a termination of employment for Cause or by the executive without Good Reason (as defined in the applicable Severance Agreement). Refer to the section of this Proxy Statement titled “Potential Payments upon Termination or Change of Control” for additional information.

For purposes of the table, the value of the stock and option awards has been determined based on the closing price of our common stock on March 31, 2019. In the event of an actual change of control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the stock and option awards may be significantly different.

		Upon Termination
Name	Type of Compensation or Benefit	Due to Death or Total Disability ($)	By our Company Without Cause or by Executive for Good Reason ($)	In Connection with a Change of Control ($)

Dave Powers	Cash payments	—	1,000,000	3,788,617
	Value of health benefits	—	19,096	28,643
	Value of stock awards(1)	—	—	5,899,297
	Value of option awards(2)	—	—	6,379,892
	Total	—	1,019,096	16,096,449
Steven J. Fasching	Cash payments	—	500,000	1,209,555
	Value of health benefits	—	22,539	22,539
	Value of stock awards(1)	—	—	1,257,205
	Value of option awards(2)	—	—	—
	Total	—	522,539	2,489,299
David E. Lafitte	Cash payments	—	650,000	1,869,693
	Value of health benefits	—	19,096	19,096
	Value of stock awards(1)	—	—	1,770,348
	Value of option awards(2)	—	—	1,913,950
	Total	—	669,096	5,573,087
Stefano Caroti	Cash payments	—	570,000	1,534,851
	Value of health benefits	—	15,957	15,957
	Value of stock awards(1)	—	—	1,965,991
	Value of option awards(2)	—	—	1,754,439
	Total	—	585,957	5,271,238
Andrea O'Donnell	Cash payments	—	515,000	1,347,668
	Value of health benefits	—	19,096	19,096
	Value of stock awards(1)	—	—	1,675,245
	Value of option awards(2)	—	—	1,329,137
	Total	—	534,096	4,371,146

(1)
The stock awards reflect all of the performance-based and time-based RSUs that remained outstanding as of March 31, 2019, including: (i) the 2017 time-based RSUs, (ii) the 2018 time-based RSUs, (iii) the 2018 performance-based RSUs, (iv) the 2019 Time-Based RSUs, (v) the 2019 Performance-Based RSUs, (vi) the 2019 LTIP PSUs, and (vii) certain additional time-based RSUs granted in fiscal years 2019 as discretionary or new-hire awards.

(2)	The option awards reflect the 2018 LTIP NQSOs.

Separation of Employment and Consulting Agreement with Thomas A. George

On July 16, 2018, or the Separation Date, Thomas A. George stepped down as our Chief Financial Officer.

In connection with his departure, we entered into a Consulting Agreement and General Release, or the Consulting Agreement, which replaces in full the Severance Agreement previously entered into with Mr. George. Under the Consulting Agreement, Mr. George agreed to provide consulting services to us from July 16, 2018 until March 31, 2019, or the Consulting Period, unless earlier terminated pursuant to the terms of the Consulting Agreement..

Pursuant to the terms of the Consulting Agreement, we agreed to pay Mr. George (i) any base salary that had accrued but was not paid as of the Separation Date, (ii) for any accrued by unused vacation days as of the Separation Date, (iii) for expenses reasonably incurred in connection with his employment with us during the period prior to the Separation Date, (iv) any accrued and vested benefits required to be provided by the terms of any Company-sponsored benefit plans or any benefits required to be paid or provided under applicable law, (v) a pro-rated portion of the target amount of the cash incentive bonus payable with respect to the fiscal year ending March 31, 2019, in accordance with the executive compensation policies and programs in effect on the Separation Date, based on his actual length of service to our Company during the fiscal year, (vi) severance equal to 12 months of his base salary (in effect on the Separation Date), which will be mitigated on a dollar-for-dollar basis for income received by him during the 12 months following the Separation Date (subject to certain exceptions as set forth in the Consulting Agreement), which payments will cease if Mr. George accepts employment or another professional relationship with any of our competitors or breaches a material term of the Consulting Agreement, and (vii) COBRA group health insurance premiums for Mr. George and his eligible dependents until the first anniversary of the Separation Date, unless sooner terminated in accordance with the terms of the Consulting Agreement.

In addition, any equity awards previously granted to Mr. George that were outstanding on the Separation Date, including any restricted stock unit awards or performance stock options, remain outstanding subject to and consistent with the terms of the 2015 Plan and the agreements granting such awards. During the Consulting Period, Mr. George continued to perform “Continuous Service” for purposes of the outstanding equity awards.

Mr. George’s receipt of these payments and other benefits is conditioned upon his continued compliance with the confidentiality, non-competition, non-solicitation, non-disparagement and other standard covenants set forth in the Consulting Agreement. In particular, Mr. George has agreed not to accept employment from, or engage in any professional relationship with, any of our competitors, or to otherwise engage in any business activity that is competitive with our Company, until the termination of the Consulting Agreement.

DIRECTOR COMPENSATION

For fiscal year 2019, directors who are not our employees, or our Nonemployee Directors, received an annual cash retainer fee of $65,000, plus an annual cash retainer of $15,000 for each Board committee assignment. Nonemployee Directors holding the following positions were entitled to receive additional annual cash retainer fees as follows: $160,000 for Chairman of our Board of Directors; $40,000 for Chair of the Audit Committee; $35,000 for Chair of the Compensation Committee; and $20,000 for Chair of the Corporate Governance Committee. All or any portion of the cash retainer fees paid to any of our Nonemployee Directors may, at the election of the director, be paid through the issuance of our common stock.
Each of our Nonemployee Directors is also entitled to receive common stock with a total value of approximately $125,000 for annual service on our Board. The shares are issued in equal quarterly installments with the number of shares being determined using the rolling average of the closing price of our common stock during the last 10 trading days leading up to, and including, the 15th day of the last month of each quarterly period. Each of these shares is fully vested on the date of issuance.

Nonemployee Directors are reimbursed for any reasonable Board-related expenses. Nonemployee Directors also receive product discounts, which are generally available to our employees and, from time to time, may receive products without charge in order to help expand the directors’ knowledge of our products.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our Nonemployee Directors during fiscal year 2019. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Nonemployee Directors.

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)

John M. Gibbons	225,000	121,463	346,463
Karyn O. Barsa (2)	23,750	31,009	54,759
Nelson C. Chan	80,000	121,463	201,463
Cynthia L. Davis (3)	66,667	100,790	167,457
Michael F. Devine, III	135,000	121,463	256,463
William L. McComb (4)	74,666	113,146	187,812
John G. Perenchio (5)	7,917	10,336	18,253
James E. Quinn	100,000	121,463	221,463
Lauri M. Shanahan	115,000	121,463	236,463
Brian A. Spaly (6)	66,667	100,790	167,457
Bonita C. Stewart	92,500	121,463	213,963

(1)	The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718.

(2)	Ms. Barsa retired from the Board on June 4, 2018.

(3)	Ms. Davis was appointed to serve as a member of our Board effective as of June 5, 2018.

(4)	Mr. McComb was appointed to serve as a member of our Board effective as of April 25, 2018. Mr. McComb is not standing for reelection at the Annual Meeting.

(5)	Mr. Perenchio retired from the Board on April 25, 2018.

(6)	Mr. Spaly was appointed to serve as a member of our Board effective as of June 5, 2018.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines applicable to our Nonemployee Directors. Nonemployee Directors are required to hold a number of shares of common stock with a value equal to five times the base annual cash retainer fee within five years of joining our Board, subject to exceptions that may be granted by the Compensation Committee. In addition, each director must hold shares of our common stock within one year of joining our Board. Any shares of common stock held by Nonemployee Directors through our Deferred Stock Unit Compensation Plan is counted as stock ownership for purposes of these guidelines.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares of our common stock that were eligible for issuance under our equity compensation plans as of March 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options or settlement of outstanding RSUs(1)(2)	Weighted-average exercise price of outstanding options(3)	Number of securities remaining available for future issuance(4)

Equity compensation plans approved by security holders	676,507	$65.35	1,435,765
Equity compensation plans not approved by security holders	—	—	—
Total	676,507	$65.35	1,435,765

(1)
This amount includes shares underlying all equity awards outstanding pursuant to the 2006 Plan and 2015 Plan as of March 31, 2019. For awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued if the relevant performance conditions are achieved.

(2)	There are no stock appreciation rights outstanding pursuant to the 2006 Plan and the 2015 Plan. In addition, there are no outstanding warrants to purchase shares of our common stock.

(3)
This amount reflects the weighted-average exercise price of the outstanding 2017 LTIP NQSOs and 2018 LTIP NQSOs, based on the closing price of our common stock on the respective grant dates. This amount does not take into account shares issuable upon the vesting of outstanding time-based and performance-based RSUs, which have no exercise price.

(4)
This amount reflects the shares reserved for issuance under the 2015 Plan less the number of shares reported in the first column. This amount is subject to increase depending on our achievement with respect to certain performance conditions as discussed in footnote 1 above, and will increase to reflect any shares that are forfeited or otherwise terminated under the 2015 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2019 (except as specified in the footnotes following the table), certain information concerning the shares of our common stock beneficially owned by (i) each person who is an NEO, (ii) each director or director nominee, (iii) all executive officers and directors as a group (14 persons), and (iv) each person known to us to be the beneficial owner of more than 5% of our common stock. There were 28,964,657 shares of our common stock outstanding on June 30, 2019.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Common Stock(3)

Named Executive Officers
Dave Powers	91,682	*
Steven J. Fasching	7,456	*
Thomas A. George	728	*
David E. Lafitte	30,802	*
Stefano Caroti	30,555	*
Andrea O'Donnell	19,822	*
Directors(4)
John M. Gibbons	27,912(5)	*
Nelson C. Chan	7,666	*
Cynthia L. Davis	1,010	*
Michael F. Devine, III	14,841	*
William L. McComb	__(6)	*
James E. Quinn	16,272	*
Lauri M. Shanahan	7,239(7)	*
Brian A. Spaly	2,010	*
Bonita C. Stewart	13,297	*
All Directors and Executive Officers as a Group (14 persons)	271,292	0.9%
5% Stockholders
The Vanguard Group Inc.(8)	3,575,996	12.3%
Blackrock, Inc.(9)	3,387,722	11.7%
FMR LLC(10)	1,578,078	5.4%
AQR Capital Management, LLC.(11)	1,511,385	5.2%
Dimensional Fund Advisors LP (12)	1,494,780	5.2%

*	Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of common stock.

(1)	Unless otherwise noted, the address of each beneficial owner is 250 Coromar Drive, Goleta, California 93117.

(2)
Unless otherwise noted, we believe each individual or entity named has sole investment and voting power with respect to the shares of our common stock reported as beneficially owned by them, subject to community property laws, where applicable.

(3)
Pursuant to applicable SEC rules, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after June 30, 2019 are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by any other person.

(4)	The reported amounts include shares held by certain directors through one or more family trusts over which shares the respective directors may have shared voting and/or investment power.

(5)
An additional 408 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(6)
An additional 1,825 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(7)
An additional 5,081 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(8)
This information is based solely on Amendment No. 7 to Schedule 13G filed on February 11, 2019. This stockholder's business address is 100 Vanguard Boulevard, Malvern, PA 19355. This stockholder has sole voting power over 60,108 of such shares, shared voting power over 3,875 of such shares, sole dispositive power over 3,514,512 of such shares, and shared dispositive power over 61,484 of such shares.

(9)
This information is based solely on Amendment No. 11 to Schedule 13G filed on January 28, 2019. This stockholder's business address is 55 East 52nd Street, New York, NY 10055. This stockholder has sole voting power with respect to 3,316,898 of such shares and sole dispositive power over all 3,387,722 such shares.

(10)	This information is based solely on the Form 13F-HR filed on May 13, 2019. This stockholder’s business address is 245 Summer Street, Boston, MA 02210.

(11)
This information is based solely on the Schedule 13G filed on February 14, 2019. This stockholder's business address is Two Greenwich Plaza, Greenwich, CT 06830. This stockholder has shared voting power over 1,511,385 of such shares and shared dispositive power over all 1,511,385 shares.

(12)
This information is based solely on Amendment No. 2 to Schedule 13G filed on February 8, 2019. This stockholder’s business address is 6300 Bee Cave Road, Building One, Austin, TX 78746. This stockholder has sole voting power over 1,432,244 of such shares and sole dispositive power over 1,494,780 of such shares.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock, which we collectively refer to as Section 16 Persons, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC, as well as to provide copies of those reports to us.

To our knowledge, based solely on a review of the copies of such reports furnished to us by each Section 16 Person, and written representations by each Section 16 Person that no additional reports were required to be filed with respect to fiscal year 2019, all Section 16 filing requirements applicable to the Section 16 Persons were complied with.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our highest ranking manager of internal audit, our system of internal controls, our legal and regulatory compliance, and compliance with our related person transaction policy and Code of Ethics. The Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under applicable NYSE rules, as well as the independence requirements applicable to Audit Committee members under applicable SEC rules. In addition, our Board of Directors has determined that the Chair of the Audit Committee qualifies as an “audit committee financial expert” under applicable SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of March 31, 2019, based on criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP to review and discuss the March 31, 2019 consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with US generally accepted accounting principles. In addition, management represented that, as of March 31, 2019, our Company maintained effective internal control over financial reporting.

The Audit Committee also discussed with KPMG LLP the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the audit of our consolidated financial statements. The Audit Committee also received written disclosures from KPMG LLP required by the PCAOB’s Rule 3200: “Auditing Standards,” and the Audit Committee discussed with KPMG LLP its independence from our Company and our management. The Audit Committee has further considered the compatibility of the services provided by KPMG LLP with KPMG LLP’s independence.

The Audit Committee operates under a written charter, which was adopted by our Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held seven meetings during fiscal year 2019, including meetings with KPMG LLP and our highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that our financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, the Audit Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon the Audit Committee’s review and discussions with management and KPMG LLP, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2019, which was filed with the SEC on May 30, 2019.

THE AUDIT COMMITTEE
Michael F. Devine, III (Chair)
Nelson C. Chan
Cindy L. Davis
The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

RELATED PERSON TRANSACTIONS

Our legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, director nominees. executive officers, principal stockholders, or their respective immediate family members, are participants to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to assist in identifying potential related person transactions, our legal department annually prepares and distributes to all directors, director nominees and executive officers a detailed written questionnaire which includes questions intended to elicit information about any current or proposed related person transactions. In addition, our Code of Ethics addresses conflicts of interest where an individual’s personal interests may interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair (or appear to impair) the exercise of judgment solely for the benefit of our Company and our stockholders are prohibited. In general, such conflicts must be approved by our legal department, the employee’s supervisor or, in the case of directors, the Audit Committee. Information regarding potential conflicts of interest in violation of our Code of Ethics may be reported to our anonymous reporting hotline, which may be accessed by the Chair of the Audit Committee, the Chairman of our Board and our highest ranking manager of internal audit.

If a related person transaction is identified by our legal department as one which would be required to be publicly reported pursuant to applicable SEC rules, the Audit Committee is responsible for reviewing and approving or ratifying any such transaction. The Audit Committee may approve a related person transaction when, in its good faith judgment, it determines that the transaction is in the best interests of our Company and our stockholders.

There were no transactions with related persons that required disclosure under applicable SEC rules during fiscal year 2019, and no such transactions are currently proposed.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For fiscal year 2019, KPMG LLP, or KPMG, provided audit services, which included an examination of the consolidated financial statements included in our Annual Report. A summary of the fees for these services provided by KPMG is below. The Audit Committee has selected KPMG to provide audit services to our Company for fiscal year 2020, which covers the period from April 1, 2019 to March 31, 2020. We are asking that our stockholders ratify this selection at the Annual Meeting.

Although this selection is not required to be submitted to a vote of our stockholders, the Audit Committee believes it is appropriate as a matter of good corporate governance to request that our stockholders ratify the selection. If our stockholders do not ratify the selection, the Audit Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm. In addition, even if our stockholders ratify the selection, the Audit Committee will retain the discretion to select a different independent registered public accounting firm in the future if it believes doing so is in the best interests of our Company and stockholders.

A representative of KPMG will attend the virtual Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Fees for Services Rendered by Independent Registered Public Accounting Firm

The following table sets forth approximate fees for services rendered by KPMG for the fiscal years ended March 31, 2019 and 2018:

FEES ($)	FISCAL YEAR 2019	FISCAL YEAR 2018

Audit Fees	2,587,000	2,479,000
Audit-Related Fees	—	—
Tax Fees	12,000	11,000
All Other Fees	—	—
Total Fees	2,599,000	2,490,000

Audit Fees

The audit fees presented above for the fiscal years ended March 31, 2019 and 2018 include fees associated with the audit of our consolidated balance sheets, the related consolidated statements of comprehensive income, stockholders’ equity and cash flows, and the audit of internal control over financial reporting, as well as the reviews of our quarterly reports on Form 10-Q, and certain statutory audits required internationally.

Audit-Related Fees

Audit-related fees generally consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual reports on Form 10-K and review of our quarterly reports on Form 10-Q. There were no audit-related fees incurred during the fiscal years ended March 31, 2019 and 2018.

Tax Fees

Tax fees include fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.

All Other Fees

There were no other fees for services rendered by KPMG incurred during the fiscal years ended March 31, 2019 and 2018 other than those disclosed above.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

In accordance with its policies and procedures, prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. Specifically, the Audit Committee administers our engagement of KPMG and pre-approves all of KPMG’s audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of KPMG, and whether for reasons of efficiency or convenience it is in our best interests to engage KPMG to perform the services. The Audit Committee has determined that the performance by KPMG of the non-audit services listed above as “Tax Fees” did not affect its independence.

During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Chair of the Audit Committee for specific pre-approval before we can engage the independent registered public accounting firm to provide such services. The Chair of the Audit Committee is then required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its approval.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding advisory Say-on-Pay Vote on the compensation of our Named Executive Officers, as described below. We consider seeking the views of our stockholders on our executive compensation program to be an important part of our decision-making process.

For additional information about our executive compensation program, please refer to the section of this Proxy Statement titled "Compensation Discussion and Analysis" and the related compensation tables and footnotes.

Proposal

Therefore, in accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in the Proxy Statement for our 2019 Annual Meeting of Stockholders.”

Because this vote is advisory only, it will not be binding upon our Board of Directors or the Compensation Committee. However, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3 TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS

Proposals or director nominations of stockholders intended to be presented at our annual meeting of stockholders to be held in 2020 must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than March 28, 2020 in order to be included in our proxy statement and form of proxy relating to that meeting. In order to be included in the proxy statement, these proposals must comply with the requirements as to form and substance established by the SEC for such proposals.

Under our bylaws, a stockholder who wishes to make a proposal or nominate a candidate as a director at the annual meeting of stockholders to be held in 2020 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than the close of business on May 16, 2020 and no later than the close of business on June 15, 2020. Our bylaws specify certain requirements regarding the form and content of such a notice.

OTHER BUSINESS AT THE ANNUAL MEETING

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

ANNUAL REPORT

The Annual Report contains audited consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our independent registered public accounting firm. A copy of the Annual Report is being provided with this Proxy Statement and has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice. Any person who was our stockholder on the Record Date (including any beneficial owner holding shares in "street name" as of the Record Date) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, or by telephone to (805) 967-7611.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Goleta, California
July 26, 2019

DECKERS
BRANDS

250 COROMAR DRIVE
GOLETA, CALIFORNIA 93117

VOTE AT THE VIRTUAL ANNUAL MEETING
by visiting - www.virtualshareholdermeeting.com/DECK2019
Attend the Annual Meeting virtually by live webcast via the Internet. You will need the 16-digit control number, printed below, to attend and vote at the Annual Meeting.

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visting - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 12, 2019. You will need the 16-digit control number, printed below, in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE
by calling - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 12, 2019. You will need the 16-digit control number, printed below, in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card, provided below, and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E82868-P27003

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DECKERS OUTDOOR CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John M. Gibbons
02) Nelson C. Chan
03) Cynthia (Cindy) L. Davis
04) Michael F. Devine III
05) Dave Powers
06) James Quinn
07) Lauri M. Shanahan
08) Brian A. Spaly
09) Bonita C. Stewart

Our Board of Directors recommends that you vote FOR Proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any postponements or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

E82869-P27003

DECKERS OUTDOOR CORPORATION
2019 Annual Meeting of Stockholders
September 13, 2019 at 1:00 PM Pacific Time
This proxy is solicited by the Board of Directors of Deckers Outdoor Corporation

The undersigned hereby appoints Thomas Garcia and Steven J. Fasching, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Deckers Outdoor Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon any other business that may properly come before the virtual Annual Meeting to be held on September 13, 2019 via the Internet at www.virtualshareholdermeeting.com/DECK2019, or at any postponements or adjournments thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy card will be voted "FOR ALL" director nominees listed under Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3, and in the discretion of the proxies with respect to any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. At the date the Proxy Statement was made available to stockholders, we were not aware of any other business to be presented for consideration at the Annual Meeting.

Continued and to be signed on reverse side